Exhibit 10.6

PURCHASE AND SALE AGREEMENT

BY AND AMONG

Ridgewood ENERGY O FUND, LLC,

RIDGEWOOD ENERGY S FUND, LLC,

RIDGEWOOD ENERGY T FUND, LLC,

RIDGEWOOD ENERGY V FUND, LLC,

RIDGEWOOD ENERGY W FUND, LLC,

RIDGEWOOD ENERGY A-1 FUND, LLC and

RIDGEWOOD ENERGY B-1 LLC

AS SELLERS and each individually a SELLER

AND

WALTER OIL & GAS CORPORATION and

GORDY OIL COMPANY

AS BUYERS and each individually a BUYER.

EXECUTED ON AUGUST 10, 2018

SCHEDULE OF EXHIBITS AND SCHEDULES

Exhibit A	Leases, Easements and Wells
Exhibit A-1	Net Revenue Interests in the Leases
Exhibit A-2	Scheduled Contracts
Exhibit A-3	Burdens
Exhibit B	Allocated Values
Exhibit C	Form of Assignment and Bill of Sale
Exhibit D	Form of FIRPTA Certificate
Exhibit E	Retained Liabilities
Schedule 2.01(j)	Consents
Schedule 2.01(k)	Preferential Rights
Schedule 2.01(l)	Lawsuits

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into this 10th day of August, 2018 (the “Execution Date” or “Closing Date”), by and among Ridgewood Energy O Fund, LLC (“O Fund”), a Delaware limited liability company, Ridgewood Energy S Fund, LLC (“S Fund”), a Delaware limited liability company, Ridgewood Energy T Fund, LLC (“T Fund”), a Delaware limited liability company, Ridgewood Energy V Fund, LLC (“V Fund”), a Delaware limited liability company, Ridgewood Energy W Fund, LLC (“W Fund”), a Delaware limited liability company, Ridgewood Energy A-1 Fund, LLC (“A-1 Fund”), a Delaware limited liability company, and Ridgewood Energy B-1 Fund, LLC (“B-1 Fund”), a Delaware limited liability company, (each a “Seller” and collectively the “Sellers”) on the one hand and Walter Oil & Gas Corporation, a Texas corporation, (“Walter”) and Gordy Oil Company, a Texas corporation, (“Gordy”) (each a “Buyer” and collectively the “Buyers”) on the other hand Buyers and Sellers may be referred to collectively as the “Parties” or each individually as a “Party.”

W I T N E S S E T H:

WHEREAS Sellers collectively own or hold the Properties (as defined below) and desire to sell, assign and convey to Buyers the Transferred Interest (as defined below) in such Properties and Buyers desires to purchase and accept the Transferred Interest, all subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the benefits to be derived by Sellers and Buyers hereunder, and other good and valuable cause and consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyers hereby agree as follows:

Article I.
Purchase and Sale

1.1       Purchase and Sale. Subject to the terms and conditions of this Agreement, Buyers agree to purchase and acquire from each Seller, and each Seller agrees to sell, transfer, assign, convey and deliver to each Buyer, at the Closing, but effective as of the Effective Time, an undivided one-half of such Seller’s Transferred Interest, free and clear of all Liens, except for Permitted Encumbrances, and subject to all Burdens as set forth on Exhibit A-3 hereto. The term “Transferred Interest” with respect to a Seller means the following undivided interest (expressed as a percentage on an 8/8ths basis) in and to the Properties:

(i)	Ridgewood Energy O Fund, LLC	-	2.070%
(ii)	Ridgewood Energy S Fund, LLC	-	0.722%
(iii)	Ridgewood Energy T Fund, LLC	-	0.344%
(iv)	Ridgewood Energy V Fund, LLC	-	1.060%
(v)	Ridgewood Energy W Fund, LLC	-	0.110%
(vi)	Ridgewood Energy A-1 Fund, LLC	-	0.364%
(vii)	Ridgewood Energy B-1 Fund, LLC	-	0.830%

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The term “Transferred Interest” with respect to a Seller also includes without limitation such Seller’s undivided net revenue interests in the Leases as set forth in Exhibit A-1 hereto. Each Seller shall retain the following undivided interest (expressed as a percentage on an 8/8ths basis) in and to the Properties: Ridgewood Energy O Fund, LLC, 2.93%; Ridgewood Energy S Fund, LLC, 1.778%; Ridgewood Energy T Fund, LLC, 1.656%; Ridgewood Energy V Fund, LLC, 1.940%, Ridgewood Energy W Fund, LLC, 2.890%, Ridgewood Energy A-1 Fund, LLC, 1.636%; and Ridgewood Energy B-1 Fund, LLC, 2.170% (collectively, the “Retained Interests”).

1.2        Properties. The term “Properties” means the following assets (less and except the Excluded Assets):

(a)       All of the oil, gas, other Hydrocarbon and mineral leases (or portions thereof) described in Part 1 of Exhibit A hereto (collectively, the “Leases”); all subleases, working interests, record title interests, operating rights interests, royalty interests, overriding royalty interests, production payments, net profit interests, reversionary interests, carried interest, rights to take royalties in-kind and all other interests of any kind or character in Hydrocarbons in place and the leasehold estates (together with all other mineral interests of every nature) in or related to any Leases or any lands covered by the Leases or lands pooled or unitized with any portions of any Lease; and all corresponding interests in and to all the property and rights of any nature that arise by Law or otherwise and are incident to any of the foregoing, including all rights in any pooled or unitized acreage by virtue of the Leases having been pooled into such pools or units; all production from any pool or unit allocated to any such lands; and all interests in any wells within any pool or unit associated with any such lands; and all reversionary interests, convertible interests and net profits interests applicable to any Lease or any such lands (collectively, “Leasehold Interests”);

(b)       all units (whether formed by voluntary agreement or under the rules, regulations, orders or other official acts of any Governmental Entity having appropriate jurisdiction) to the extent they relate to any or all of the Leasehold Interests or any lands covered thereby or pooled or unitized with any portion thereof (collectively, the “Units”);

(c)       all wells and wellbores (whether producing, plugged and abandoned, shut-in, injection, disposal, water supply or otherwise) located in whole or in part on any lands covered by or subject to any Leasehold Interest or Unit (including the wellbores described in Part 3 of Exhibit A hereto) (the “Wells”);

(d)       all easements, rights-of-way, servitudes, surface leases, subsurface leases, other interests in production of Hydrocarbons and similar rights and privileges directly related to or used in connection with any or all of the Leasehold Interests, Units and Wells (including those described in Part 2 of Exhibit A hereto) (collectively, the “Easements”);

(e)       all movable property, improvements, appurtenances, fixtures, platforms, caissons, facilities, umbilicals, gathering lines, flow lines, injection lines, pipelines, tanks, boilers, buildings, machinery, equipment (surface and downhole), inventory and vessels to the extent the same are situated upon or used or held for use in connection with any or all of the Leasehold Interests, Units, Wells or Easements (collectively, the “Equipment”);

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(f)       all of the presently existing and valid farm-out contracts, farm-in contracts, balancing contracts, operating agreements, areas of mutual interest, unit agreements, unit operating agreements, pooling or unit orders and other contracts, agreements and instruments, to the extent they relate to any or all of the Leasehold Interests, Units, Wells, Easements, Equipment or any lands covered or subject to by any Leasehold Interests, Units or Easements (collectively, the “Lands”) or the production of oil, gas or other Hydrocarbon and non-Hydrocarbon substances attributable thereto (including those described on Exhibit A-2 hereto (the “Scheduled Contracts”)) (collectively with the contracts described in described in clauses (a) and (d) above, the “Contracts”);

(g)       all Hydrocarbons produced at or after the Effective Time (and all Hydrocarbons in storage (or otherwise present in any Equipment as line fill or otherwise) at or after the Effective Time) that are attributable to any Leasehold Interests, Units, Wells or Easements; and all imbalances as of the Effective Time with respect to all Hydrocarbons produced from or attributable to any Leasehold Interests, Units, Wells or Easements (the “Imbalances”) and all rights and benefits associated with any Imbalances;

(h)       all environmental and other governmental (whether federal, state or local) permits, licenses, orders, authorizations, franchises and related instruments or rights relating to the ownership, operation, production or use of any or all of the foregoing assets (collectively, the “Permits”);

(i)       all records, files, documents, information and data (including without limitation production records, well records, severance Tax records, lease files and accounting records) directly related to any or all of the foregoing assets (collectively, excluding any Excluded Assets, the “Records”);

(j)       all Claims (whether for adjustments, refunds, in warranty or otherwise) (i) accruing at or after the Effective Time to the extent attributable to any or all of the foregoing assets and/or (ii) to the extent attributable to any of the Assumed Liabilities; and

(k)       all accounts receivable for which the Purchase Price is adjusted pursuant to Section 1.7 and all Claims and rights under Liens related thereto.

1.3        Excluded Assets. Notwithstanding any other provision in this Agreement, Sellers shall reserve and retain, and the Properties and Transferred Interests do not include, the following assets (the “Excluded Assets”):

(a)       all credits, refunds, accounts, instruments and general intangibles of Sellers attributable to any Properties with respect to any period of time prior to the Effective Time;

(b)       all Claims of Sellers for refunds of, and all rights of Sellers to loss carry forwards or to receive funds from any Governmental Entity with respect to, (i) ad valorem, severance, production or other Taxes attributable to any period prior to the Effective Time, (ii) income or franchise Taxes or (iii) any Taxes attributable to the other Excluded Assets; and all Claims of Sellers for such other refunds, and rights thereto, for amounts paid (including refunds of amounts paid under any gas gathering or transportation agreement) in connection with any Properties and attributable to the period prior to the Effective Time;

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(c)       all proceeds, income and revenues (and any security or other deposits made) attributable to (i) any Seller’s share of any Properties for any period prior to the Effective Time or (ii) any other Excluded Assets;

(d)       all of Sellers’ proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(e)       all of Sellers’ rights and interests in geological and geophysical data that Sellers cannot transfer without the consent of or payment to any Third Party and have been identified in writing to Buyers before the Closing Date and for which Sellers cannot obtain such consent with reasonable commercial efforts;

(f)       all documents and instruments of Sellers (i) that contain markings designating them as protected under the attorney-client privilege or (ii) prepared by or for counsel;

(g)       all data and other information of Sellers that cannot be disclosed or assigned to Buyers as a result of confidentiality or similar arrangements under agreements with Persons unaffiliated with Sellers that Sellers have identified in writing to Buyers before the Closing Date and for which Sellers cannot obtain a waiver with reasonable commercial efforts;

(h)       all audit rights of Sellers arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets;

(i)        all corporate, partnership and limited liability company financial and income tax records of Sellers;

(j)        all rights of Sellers in contracts and agreements that are subject to material restrictions for the transfer of a Seller’s right therein to Buyers and have been identified in writing by Sellers to Buyers before the Closing Date and for which Sellers cannot obtain a consent or waiver with reasonable commercial efforts;

(j)        all rights, Claims, and benefits of Sellers under or with respect to any Contract that are attributable to periods prior to the Effective Time;

(k)       all rights and interests of Sellers (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards to the extent arising, in each case, from acts, omissions or events related to, or damage to or destruction of, the Properties occurring prior to the Effective Time;

(l)        all amounts due or payable to Sellers as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Time;

(m)      all proceeds, income, revenues or other benefits not otherwise enumerated above, as well as any security or other deposits made, to the extent attributable to (i) the Transferred Interest for any period prior to the Effective Time or (ii) any other Excluded Assets;

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(n)       the Retained Interests; and

(o)       those agreements listed on Exhibit E hereto.

1.4        Assumed Liabilities. Without limiting Buyers’ rights to indemnity under Article IX, on and after the Closing Date, each Buyer will assume from Sellers and shall timely pay, discharge, perform or otherwise satisfy and indemnify Sellers from the following Liabilities TO THE EXTENT AND ONLY TO THE EXTENT such Liabilities are attributable to such Buyer’s one-half share of the Transferred Interests:

(a)       all Liabilities of Sellers under or arising out of the Contracts actually transferred to Buyers at the Closing to the extent such Liabilities arise at or after the Effective Time;

(b)       all Liabilities of Sellers under the Permits (including those associated with the renewals thereof, or arising from the failure to renew or to operate in accordance with such Permits), whether arising before, at or after the Effective Time;

(c)       all Liabilities of Sellers pursuant to any Environmental Law arising from or relating to any action, event or circumstance, including any release of any Hazardous Substances or any violation of any Environmental Law with respect to the Properties, whether known or unknown, fixed or contingent, whether arising before, at or after the Effective Time;

(d)       all Liabilities of Sellers related to or associated with or resulting from the Decommissioning Obligations, whether arising before, at or after the Effective Time;

(e)       any Liability for Taxes allocated to Buyers pursuant to Section 1.11;

(f)       any gas Imbalances as of the Effective Time (including without limitation with respect to Taxes or royalties due or payable on the value of any such underproduced or overproduced gas);

(g)       obligations to pay Property Costs and other costs and expenses attributable to the ownership or operation of such Buyer’s share of Transferred Interest at or after the Effective Time;

(h)       obligations to pay working interests, royalties and overriding royalties, including those interests held in suspense, with respect to production at or after the Effective Time;

(i)        all Liabilities both identified in that Statement of Privilege and Notice of Claim of Lien filed with the BOEM on March 2, 2016 and related to the Claims asserted in the lawsuit listed in Schedule 2.01(l) hereto; and

(j)        any Claims regarding the general method, manner or practice of calculating or making royalty payments (or payments for overriding royalties or similar burdens on production) with respect to such Buyer’s share of the Transferred Interest with respect to production at or after the Effective Time;

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(collectively, such Buyer’s “Assumed Liabilities”); provided, however, that the Assumed Liabilities do not include, and Buyers do not assume, any Liabilities to the extent that they are Retained Liabilities.

1.5         Retained Liabilities. Each Seller shall pay, discharge, perform or otherwise satisfy its share of the following Liabilities, whether express or implied (collectively, the “Retained Liabilities”):

(a)       all Liabilities (whether arising before, at or after the Effective Time) related to an Excluded Asset;

(b)       all Liabilities pursuant to any Environmental Law arising from or relating to any action, event, or circumstance occurring or existing prior to the Effective Time, including any release of any Hazardous Substances or any violation of any Environmental Laws with respect to the Properties, whether known or unknown, fixed or contingent;

(c)       any Liability for Taxes allocated to Sellers pursuant to Section 1.11;

(d)       all Liabilities (whether arising before, at or after the Effective Time) of such Seller attributable to any hedging activities; and

(e)       all Liabilities (whether arising before, at or after the Effective Time) of such Seller (i) owing to Sellers’ Lender (or any successor or assignee thereof) and/or (ii) attributable to any agreement listed on Exhibit E hereto.

1.6         Purchase Price. In consideration for the purchase of the Transferred Interests, Buyers will, at the Closing, (a) pay and deliver to Sellers cash in the aggregate amount of Forty-Nine Million Five Hundred Thousand Dollars ($49,500,000.00) (the “Purchase Price”) as adjusted hereunder and (b) assume, in accordance with Section 1.4, the Assumed Liabilities.

(i)	Ridgewood Energy O Fund, LLC	-	$18,630,000.
(ii)	Ridgewood Energy S Fund, LLC	-	$6,498,000.
(iii)	Ridgewood Energy T Fund, LLC	-	$3,096,000.
(iv)	Ridgewood Energy V Fund, LLC	-	$9,540,000.
(v)	Ridgewood Energy W Fund, LLC	-	$990,000.
(vi)	Ridgewood Energy A-1 Fund, LLC	-	$3,276,000.
(vii)	Ridgewood Energy B-1 Fund, LLC	-	$7,470,000.

The Purchase Price shall be subject to the following adjustments (as so adjusted, the “Adjusted Purchase Price”):

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(a)         Subject to Section 1.7, the Purchase Price shall be adjusted upward (increased) without duplication by the following:

(1)       the amount of (i) gross proceeds received by Buyers, or offset by Third Parties against amounts owed by Buyers, from the sale of Hydrocarbons produced before the Effective Time from or attributable to the Transferred Interests and (ii) any other income, revenues, credits, refunds, deposits, accounts receivable and proceeds that are paid to or received by Buyers, or offset by Third Parties against amounts owed by Buyers, with respect to the Transferred Interests and are, in accordance with GAAP, attributable to the period of time before the Effective Time;

(2)       all costs, expenses, expenditures, payments and payables (including without limitation capital expenditures, royalties, rentals, Taxes, deposits, billings under an operating agreement, prepaid insurance premiums (provided that the Purchase Price shall not be adjusted upward for any insurance premium allocable to any period after the Closing as to which Buyers are not insureds on such insurance), utility charges, processing, gathering or transportation charges) and Losses that are based on, relate to or arise out of (in whole or in part) the ownership, operation or use of any Transferred Interest and are, in accordance with GAAP, attributable to the period of time at or after the Effective Time, to the extent they are paid by or on behalf of Sellers, or offset by Third Parties against amounts owed to Sellers;

(3)       the value of all Hydrocarbons in storage (or otherwise present in any Equipment as line fill or otherwise) as of the Effective Time that are credited to the Transferred Interests, such value to be the actual price received for such Hydrocarbons upon the first sale thereof or, absent a sale, then such value to be based upon the average market price posted in the area for Hydrocarbons of similar quality and grade in effect as of the Effective Time and upon the quantity as gauged or measured by the operator of the affected Properties, in each case net of royalties and severance Taxes not yet paid thereon; and

(4)       any other amounts agreed upon by Sellers and Buyers.

(b)         Subject to Section 1.7, the Purchase Price shall be adjusted downward (decreased) without duplication by the following:

(1)       the amount of (i) gross proceeds received by any Seller, or offset by one or more Third Parties against amounts owed by any Seller, from the sale of Hydrocarbons produced at or after the Effective Time from or attributable to the Transferred Interests and (ii) any other income and proceeds actually received by any Seller, or offset by one or more Third Parties against amounts owed by any Seller, that are, in accordance with GAAP, attributable to the period of time at or after the Effective Time with respect to the Transferred Interests;

(2)       all costs, expenses, expenditures, payments and payables (including without limitation capital expenditures, royalties, rentals, Taxes, deposits, billings under an operating agreement, prepaid insurance premiums, utility charges, processing, gathering or transportation charges) and Losses that are based on, relate to or arise out of (in whole or in part) the ownership, operation or use of any Transferred Interests and are, in accordance with GAAP, attributable to the period of time before the Effective Time, to the extent they are paid by a Buyer (or offset by one or more Third Parties against amounts owed to a Buyer);

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(3)       the aggregate Allocated Value of any Transferred Interests withheld from Closing pursuant to the terms of this Agreement, including any reductions of the Purchase Price required pursuant to Section 4.1 (Casualty Loss);

(4)       the aggregate amount of all Indebtedness that encumbers the Transferred Interests as of the Closing Date; and

(5)       any other amounts agreed upon by Sellers and Buyers.

1.7         Closing Statements and Post-Closing Adjustments.

(a)          Preliminary Settlement Statement. At least five (5) Business Days before the Closing and using the best information then available, Sellers shall prepare and deliver to Buyers a settlement statement (the “Preliminary Settlement Statement”) that shall set forth the Purchase Price adjusted as of the Closing as provided in Section 1.6 (the “Closing Amount”) and each adjustment to the Purchase Price and the calculation of such adjustments used to determine the Closing Amount. Within three (3) Business Days after its receipt of the Preliminary Settlement Statement, Buyers shall submit to Sellers in writing any objections or proposed changes thereto; Buyers shall be deemed to have agreed with all adjustments, other than as set forth in a timely submission. Sellers and Buyers shall attempt to resolve any differences before the Closing; the final Preliminary Settlement Statement shall consist only of those adjustments agreed to (or deemed agreed to) at or before the Closing. All other adjustments to the Purchase Price not determined as of Closing shall be taken into account as provided in Section 1.7(b).

(b)          Post-Closing Adjustments.

(1)       Within one hundred twenty (120) days from the Closing, Sellers shall prepare and deliver to Buyers, in accordance with this Agreement and GAAP, a statement (herein called the “Final Settlement Statement”) setting forth each adjustment to the Purchase Price that was not included in the Preliminary Settlement Statement and showing the calculation of such adjustment. At any Buyer’s request, Sellers shall supply reasonable documentation to support any credit, charge, receipt or other item. Within thirty (30) days of receipt of the Final Settlement Statement, Buyers shall deliver to Sellers a written report containing (1) any changes that a Buyer proposes be made to the Final Settlement Statement and (2) supporting documentation for such changes; if Buyers do not timely deliver such report, Buyers shall be deemed to have agreed with the Final Settlement Statement. The Parties shall negotiate in good faith and undertake to agree with respect to the amounts due pursuant to such post-Closing adjustment(s) no later than thirty (30) days after Buyers’ submission of their written report hereunder to Sellers.

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(2)       In the event the Parties do not reach agreement within the period provided in Section 1.7(b)(1), then any Party may refer the matter in dispute for review and determination by any “Big 4” accounting firm (or any other nationally-recognized, independent accounting firm mutually agreed by the Parties) that has not been engaged by any Party for at least five (5) years before the Closing Date. The accounting firm shall conduct the proceedings in Houston, Texas in accordance with the Commercial Arbitration Rules of the AAA to the extent such rules do not conflict with the terms of this Section. The accounting firm’s determination shall be in writing and made within thirty (30) days after submission of the matters in dispute and shall be final and binding on the Parties, without right of appeal. In determining the proper amount of any adjustment to the Purchase Price, the accounting firm shall not increase the Purchase Price more than the increase proposed by Sellers nor decrease the Purchase Price more than the decrease proposed by Buyers, as applicable. The accounting firm shall act as an arbitrator for the limited purpose of determining the specific disputed matters submitted by any Party and may not award damages or penalties to any Party with respect to any matter. Each Party shall bear its own legal fees and other costs of presenting its case. The affected Buyer(s) shall bear one-half of the costs and expenses of the accounting firm, and the affected Seller(s) shall bear the other half.

(3)       The date of final determination of the Adjusted Purchase Price (whether by agreement of the Parties under subsection (b)(1) above or upon an arbitrator’s award pursuant to subsection (b)(2) above) is referred to as the “Final Settlement Date”. Within five (5) Days after the Final Settlement Date, (i) if the Adjusted Purchase Price is less than the Closing Amount, the affected Seller(s) shall pay to the affected Buyer(s) in immediately available funds the amount of such difference (without interest) or (ii) if the Adjusted Purchase Price is more than the Closing Amount, the affected Buyer(s) shall pay to the affected Seller(s) in immediately available funds the amount of such difference (without interest).

(c)          Amount to be Paid at Closing. The amount paid by Buyers at Closing will include all (i) undisputed amounts from the Preliminary Closing Statement and (ii) any changes to the Closing Statement agreed on by Buyers and Sellers based on such discussions pursuant to this Agreement.

(d)          Disposition of Imbalances and Make-Up Obligations. An undivided one-half of any and all benefits, obligations and liabilities associated with any Imbalances respect to any Seller’s Transferred Interests from and after the Effective Time shall accrue to, and be the responsibility of, each Buyer. Neither the Closing Statement nor the Final Settlement Statement shall include any adjustment for any Imbalances as of the Effective Time. Notwithstanding the actual amounts or proceeds that a Buyer may receive from the Imbalances due to underproduced positions of one or more Sellers or where Hydrocarbons or proceeds therefor are owed to one or more Sellers for any Hydrocarbons produced from any Leasehold Interest, Unit or Well, or the actual amounts that a Buyer must pay with respect to Imbalances due to overproduced positions of one or more Sellers or where Hydrocarbons or proceeds therefor are owing by one or more Sellers for any Hydrocarbons produced from any Leasehold Interest, Unit or Well, the following shall apply: the Parties shall settle such Imbalances as between themselves, in the ordinary course of business following the Closing.

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(e)       Limitation in Adjustments. Notwithstanding anything else contrary contained herein, in no event shall any downward adjustments (decreases) to the Purchase Price as set forth in the Preliminary Settlement Statement in the aggregate exceed Three Million ($3,000,000) Dollars. For clarity, (i) neither this limit nor the provisions in Section 1.09(f) shall apply to or affect any settlement/adjustment under Section 1.7(d) for any Imbalances and (ii) this limit shall not apply to any adjustments for the Final Settlement Statement.

1.8         Allocated Values; Allocation of Purchase Price.

(a)       Solely for the purposes of determining the value of the Transferred Interest in connection with any breach of the Special Warranty under this Agreement, Buyers and Sellers have allocated the Purchase Price among the Properties set forth on Exhibit A and Exhibit A-1 hereto, as applicable. The value so allocated to a particular Property identified on Exhibit A or Exhibit A-1 hereto may be referred to as “Allocated Value” for that Property, as set forth in Exhibit B hereto. Buyers and Sellers agree that such allocation is reasonable and shall not take any position inconsistent therewith. No Party, however, makes any representations or warranties as to the accuracy of such value or allocation.

(b)       Buyers and Sellers shall use commercially reasonable efforts to agree to an allocation of the Purchase Price and any other items properly treated as consideration for U.S. federal income Tax purposes among the classes of assets provided for in Treasury Regulations § 1.338-6 with respect to the Transferred Interests and, to the extent allowed by applicable Law, in a manner consistent with the Allocated Values (the “Allocation Schedule”), within thirty (30) days after the date that the Final Settlement Statement is finally determined pursuant to Section 1.7(b). If Sellers and Buyers reach an agreement with respect to the Allocation Schedule, (i) Buyers and Sellers shall use commercially reasonable efforts to update the Allocation Schedule in accordance with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement, and (ii) Buyers and Sellers shall report consistently with the Allocation Schedule on all Tax Returns, including Internal Revenue Service Form 8594 (Asset Acquisition Statement under Section 1060); provided, however, that no Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise and/or settle any Tax audit, Claim or similar Proceeding in connection with such allocation.

1.9         Effective Time; Proration of Costs and Revenues.

(a)       Possession of the Transferred Interests shall be transferred from Sellers to Buyers at the Closing, but the title to and risk of loss in and certain financial benefits and obligations of the Transferred Interest shall be transferred from Sellers to Buyers effective as of January 1, 2018, at 7:00 a.m., Central Time Zone (the “Effective Time”).

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(b)       Buyers shall be entitled to all production of Hydrocarbons from or attributable to the Transferred Interest at and after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Transferred Interest at or after the Effective Time and shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred at and after the Effective Time.

(c)       Sellers shall be entitled to all production of Hydrocarbons from or attributable to Transferred Interest prior to the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Transferred Interest prior to the Effective Time and shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred prior to the Effective Time.

(d)       Should a Buyer receive after Closing any proceeds or other income to which any Seller is entitled under Section 1.9(c), such Buyer shall fully disclose, account for and promptly remit the same to such Seller. Should a Seller receive after Closing any proceeds or other income with respect to the Transferred Interests to which a Buyer is entitled pursuant to Section 1.9(b), such Seller shall fully disclose, account for, and promptly remit same to such Buyer.

(e)       Should a Buyer pay after Closing any Property Costs for which a Seller is responsible under Section 1.9(c), such Seller shall reimburse such Buyer promptly after receipt of an invoice with respect to such Property Costs. Should a Seller pay after Closing any Property Costs for which a Buyer is responsible under Section 1.9(b), such Buyer shall reimburse such Seller promptly after receipt of an invoice with respect to such Property Costs.

(f)       Sellers shall have no further entitlement to amounts earned from the sale of Hydrocarbons produced from or attributable to the Transferred Interest and other income earned with respect to the Transferred Interest and no further responsibility for Property Costs with respect to the Transferred Interest following the final determination and payment of the Adjusted Purchase Price in accordance with Section 1.7(b).

1.10         Transferred Interest Subject to Existing Agreements and Legal Requirements. The sale of the Transferred Interests to Buyers is subject to (and Buyers agree to accept the Transferred Interest subject to) all Burdens listed on Exhibit A-3 and all Permitted Encumbrances; provided however, that notwithstanding anything contrary contained herein the Transferred Interests shall not be subject to any overriding royalty interest, production payment, net profits interest, Lien or otherwise of Sellers’ Lender (or any successor or assignee).

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1.11         Taxes. Notwithstanding anything to the contrary herein, it is acknowledged and agreed by and between Sellers and Buyers that the Purchase Price excludes any sales Taxes or other Taxes in connection with the sale of the Transferred Interest pursuant to this Agreement. If a determination is ever made that sales, use, gross receipts, transfer, real property transfer, documentary stamp, recording and other similar Taxes arising from and with respect to the purchase and sale hereunder applies, Buyers and Sellers shall each be liable for fifty percent (50%) of such Tax. Buyers shall indemnify and hold Sellers harmless with respect to the payment of any of such Taxes, including any interest or penalties assessed thereon, for which Buyers are responsible and Sellers shall indemnify and hold Buyers harmless with respect to the payment of any of such Taxes, including any interest or penalties assessed thereon, for which Sellers are responsible, each pursuant to this section. The indemnity and hold harmless obligation contained in the preceding sentence shall survive the Closing. All ad valorem real property and personal property Taxes, fees or assessments due with respect to the Transferred Interests (collectively, “Property Taxes”) shall be prorated between Sellers, on the one hand, and Buyers, on the other hand, as of the Effective Time on a calendar year basis based upon the number of days in the calendar year prior to the Effective Time and following the Effective Time, using the calendar year 2017 Tax rates and assessments by the appropriate Governmental Entity. Such proration shall be recalculated at such time as the calendar year 2018 tax assessments are available, and the Parties shall cooperate with each other in all respects in connection with such recalculation and promptly pay any sums due in consequence thereof to the Party or Parties entitled to recover the same. If any Party pays Taxes for which it is entitled to be reimbursed pursuant to this Section 1.11, the Party responsible therefor shall promptly reimburse such Party so paying upon notice of the amount paid by such Party. Each Party shall be responsible for its own income, franchise and margin Taxes, if any, that may result from the transactions contemplated by this Agreement.

Article II.
Sellers’ Representations And Warranties

2.1         Sellers’ Representations and Warranties. Each Seller represents and warrants to Buyers as of both the Effective Time, if applicable, and Execution Date as follows.

(a)       Such Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified to carry on its business in those states where the conduct of its business or ownership or leasing of its Properties is such as to require such Seller to be so qualified.

(b)       Such Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform its obligations under this Agreement and the other documents and agreements contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with, (i) any provision of such Seller’s governing agreements, (ii) any material agreement or instrument to which Seller is a party or by which Seller is bound or (iii) any judgment, decree, order, statute, rule, or regulation applicable to such Seller. This Agreement and all agreements, contracts, documents and instruments required hereunder to be executed and delivered at Closing (“Ancillary Documents”) by such Seller constitute such Seller’s legal, valid and binding obligations in accordance with their respective terms, subject to applicable bankruptcy and other similar Laws of general application with respect to creditors.

(c)       The execution, delivery and performance of this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite authorizing action, company or otherwise, on the part of such Seller and such Seller’s affiliates that are parties thereto.

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(d)       There are no bankruptcy, reorganization or receivership Proceedings pending by or against, being contemplated by, or, to Sellers’ Knowledge, threatened against, any Seller.

(e)       No broker’s or finder’s fees have been incurred or are owed with respect to the transactions contemplated by this Agreement other than obligations that are the sole responsibility of one or more Sellers.

(f)       To Sellers’ Knowledge, there is no order, Proceeding or Claim pending, or threatened in writing, against any Seller that relates to the Transferred Interests or that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the transactions contemplated by this Agreement.

(g)       Each Seller (i) has timely filed all Tax returns for non-income Taxes with respect to the Transferred Interest required to be filed by such Seller (taking into account any extension of time to file granted or obtained) and all such Tax returns are true, correct and complete in all material aspects; (ii) has paid all non-income Taxes with respect to the Transferred Interest that have become due; (iii) is not currently subject to an extension or waiver of the statute of limitations applicable to any Tax return or with respect to a non-income Tax assessment or deficiency with respect to the Transferred Interest, which period has not yet expired; and (iv) is not currently subject to any Proceeding with respect to non-income Taxes, and no such Proceeding has been threatened in writing with respect to any non-income Taxes with respect to the Transferred Interest.

(h)       Upon the Closing (but effective at all times from the Effective Time to the Closing), none of such Transferred Interests shall be subject to any Lien or any Indebtedness or to any overriding royalty interests or reversionary interests (or other interest in any Lease) that burden any or all of the Transferred Interests other than the Burdens shown on Exhibit A-3 hereto.

(i)        To Sellers’ Knowledge, Sellers have been in compliance in all material respects with, and have maintained the Transferred Interests (to the extent such activities have been performed by any Seller or its affiliates) in compliance in all material respects with, all Contracts and all applicable Laws.

(j)        Except for (i) Consents that are customarily obtained post-closing from Governmental Entities, (ii) such written Consents that have been obtained and delivered to Buyers at or before the Closing and (iii) those Consents listed on Schedule 2.1(j) hereto, no Consent is required to be made or obtained.

(k)       Except as identified on Schedule 2.1(k) hereto, no Person holds a preferential right to purchase or acquire any or all portions of such Seller’s Transferred Interests or any interest therein as a result of or in connection with the transactions contemplated by this Agreement.

(l)        Except as identified on Schedule 2.1(l) hereto, no Proceeding relating to any or all portions of the Properties is pending against such Seller or, to such Seller’s Knowledge, threatened against such Seller or any or all portions of the Properties. No Proceeding affecting the execution and delivery of this Agreement by such Seller or the consummation of the transactions contemplated hereby by such Seller is pending against such Seller or, to such Seller’s Knowledge, threatened against such Seller.

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(m)         All lessor’s royalties, overriding royalty interests and similar burdens owing by such Seller with respect to such Seller’s Transferred Interests have been, and are being, paid timely.

(n)          Neither such Seller nor, to such Seller’s Knowledge, any other party to any Contract is in material breach of any Contract. The Scheduled Contracts include all Contracts to which such Seller is a party and that are of any type described below:

(i)       any Contract that can reasonably be expected to result in aggregate payments by such Seller of more than Twenty-Five Thousand Dollars ($25,000) at or after the Effective Time;

(ii)      any Hydrocarbon purchase and sale, transportation, processing, gathering, storage, marketing or similar Contract that cannot be terminated at or after the Closing on notice of thirty (30) days or less without penalty or payment of any fee;

(iii)     any Contract (whether evidencing a sale-leaseback, Indebtedness for borrowed money or otherwise) granting a Lien on such Seller’s Transferred Interest;

(iv)     any Contract by which such Seller leases or subleases any of its Transferred Interest to or from another Person (other than another Party);

(v)      any participation agreement, joint development agreement, area of mutual interest agreement, exploration agreement, asset purchase agreement, farmin agreement, farmout agreement, partnership agreement, joint venture agreement, operating agreement, unit agreement, production handling agreement, processing agreement, gathering agreement or acreage dedication agreement;

(vi)     any Contract a default by such Seller under which will (1) have a material adverse effect as to the transaction hereunder between such Seller and a Buyer, (2) prevent or materially delay such Seller from receiving the proceeds or production attributable to such Seller’s Transferred Interests or (3) result in cancellation or reduction of such Seller’s interest in any Property; or

(vii)    any Contract by which such Seller guarantees any obligation of any other Person.

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Article III.
Buyers’ Representations and Warranties

3.1         Buyers’ Representations and Warranties. Each Buyer represents and warrants to Sellers as of both the Effective Time and Execution Date as follows.

(a)       Such Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas and is duly qualified to carry on its business in those states where the conduct of its business or ownership or leasing of its properties is such as to require such Buyer to be so qualified.

(b)       Such Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform it obligations under this Agreement and the other documents and agreements contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with, (i) any provision of such Buyer’s governing documents, (ii) any material agreement or instrument to which such Buyer is a party or by which such Buyer is bound or (iii) any judgment, decree, order, statute, rule, or regulation applicable to such Buyer. This Agreement and the Ancillary Documents to be executed and delivered by such Buyer at Closing constitute such Buyer’s legal, valid and binding obligations in accordance with their respective terms, subject to applicable bankruptcy and other similar Laws of general application with respect to creditors.

(c)       The execution, delivery and performance of this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite authorizing action, corporate or otherwise, on the part of such Buyer and each of such Buyer’s affiliates that is a party thereto.

(d)       There are no bankruptcy, reorganization or receivership Proceedings pending by or against, being contemplated by, or, to the actual knowledge of such Buyer, threatened against such Buyer.

(e)       No broker’s or finder’s fees have been incurred or are owed with respect to the transactions contemplated by this Agreement other than obligations that are the sole responsibility of such Buyer.

(f)       To such Buyer’s knowledge, there is no order, Proceeding or Claim pending, or threatened in writing, against such Buyer that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the transactions contemplated by this Agreement.

(g)       Such Buyer acknowledges that neither the solicitation of an offer for, nor the sale of, the Transferred Interests by any Seller has been registered under any securities Laws. Such Buyer intends to acquire its share of the Transferred Interests for its own benefit and account and is not acquiring any Transferred Interest with the intent of distributing fractional undivided interests in any Transferred Interest in a manner that would violate any federal or state securities Laws. At no time has such Buyer been solicited by or through any public promotion in connection with the transactions contemplated by this Agreement.

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(h)       Such Buyer is eligible under all applicable Laws to own leases covering the Leases and has the financial resources available to close the transactions contemplated by this Agreement without financing that is subject to any material contingency.

(i)        Such Buyer is a sophisticated, experienced and knowledgeable purchaser, owner and operator of oil and gas properties and related facilities (with sufficient financial resources, technical expertise and personnel), is knowledgeable of the usual and customary practices of prudent oil and gas operators, is able to evaluate (and has in fact evaluated) the Transferred Interests for purchase and the merits and economic and other risks of acquiring and owning its share of the Transferred Interests and assuming its share of the Assumed Liabilities and such Buyer’s other obligations under this Agreement and is not a “consumer” within the meaning of the Texas Deceptive Trade Practices-Consumer Protection Act, Tex. Bus. & Com. Code art. 17.41 et seq., the Louisiana Unfair Trade Practices and Consumer Protection Law, La. R.S. 51:1401 et seq., or any comparable Law. In making its decision to enter into this Agreement and to consummate the transactions contemplated herein, such Buyer (i) has satisfied itself, based upon the representations and warranties of Sellers set forth in this Agreement and its own independent investigation, as to the physical and environmental condition of the Properties, which includes access to the Properties, the officers and employers of Sellers, and the books, records and files of Sellers relating to the Properties, (ii) has relied on no representations or warranties of Sellers (other than as expressly set forth in this Agreement) and otherwise has relied solely on its own independent investigation, evaluation, appraisal and judgment of the Transferred Interests, (iii) has, with its legal counsel and other advisers, carefully reviewed all of the provisions of this Agreement and (iv) fully understands the legal effects of this Agreement, including the meaning and effect of each provision of this Agreement. Such Buyer acknowledges that Sellers have not made, and that Sellers expressly disclaim and negate, any representation or warranty (other than those express representations and warranties made in this Agreement), whether express, statutory, implied or otherwise.

Article IV.
Casualty Loss

4.1           Casualty Loss.

(a)       If prior to the Closing, any Property (or any part thereof) is damaged or destroyed (including any well, platform or other infrastructure) as a result of flood, wind, hurricane or other act of God, fire, theft, vandalism, terrorism, act of war, explosion or other casualty event (each a “Casualty Event”), this Agreement shall remain in full force and effect notwithstanding any such Casualty Event.

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(b)       In the event of any loss described in Section 4.1(a), Sellers must elect, by written notice to Buyer prior to the Closing Date, either to (i) cause the Property affected by the Casualty Event to be repaired, restored or replaced, at Sellers’ sole cost, as promptly as reasonably practicable, but only up to the Allocated Value thereof (which work may extend after the Closing Date), (ii) indemnify Buyers, pursuant to an agreement to be executed at the Closing reasonably acceptable to the Parties, against any costs or expenses that Buyers reasonably incur to repair, restore or replace the Property, but only up to the Allocated Value thereof, or (iii) deem the Transferred Interest affected by the Casualty Event to be an Excluded Asset that shall be excluded from the Transferred Interests to be conveyed to Buyers at the Closing and reduce the Purchase Price by the Allocated Value of such Transferred Interests pursuant to Section 1.6(b)(4). In each case, Sellers shall retain all rights to insurance and other Claims against Third Parties with respect to the Casualty Events, except to the extent the Parties otherwise agree in writing.

Article V.
Title

5.1           Special Warranty of Title. EACH SELLER WILL CONVEY TITLE TO ITS TRANSFERRED INTERESTS TO BUYERS WITHOUT ANY WARRANTY OF TITLE, EXPRESS, STATUTORY OR IMPLIED, NOT EVEN FOR RETURN OF THE PURCHASE PRICE, except that each Seller shall warrant and defend title to such Seller’s Transferred Interest unto Buyers (and their respective successors and assigned) against (a) every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under such Seller, but not otherwise, subject, however, to the Permitted Encumbrances and the other matters set forth herein and (b) any overriding royalty interest, reversionary interest or other burden of any kind to such Seller’s Transferred Interest other than those Burdens set forth on Exhibit A-3 hereto (the “Special Warranty”). In no event shall the foregoing warranty extend to or be enforceable by any Third Party other than Buyers, specifically excluding Buyers’ successors and assigns in all or part of the Transferred Interests.

5.2           Limitations on Special Warranty. Recovery by Buyers for any breach by a Seller of the Special Warranty shall be limited to an amount (without any interest accruing thereon) equal to the reduction to the Purchase Price to which Buyer would have been entitled had Buyer asserted the defect giving rise to such breach of the Special Warranty in the Preliminary Settlement Statement and in no event shall that recovery together with any other recovery for any breach of the Special Warranty related to the affected Transferred Interest exceed the Allocated Value of such Transferred Interest.

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5.3           Consents to Assignment. Sellers shall use all reasonable efforts to obtain all necessary Consents from Third Parties to assign the Transferred Interests. Notwithstanding anything herein to the contrary, no Seller shall be liable for failure to obtain any such consents or waivers. At Closing, Sellers shall notify Buyers in writing of all such required non-governmental third-party Consents to the assignment of the Transferred Interests to Buyers which have not been obtained and the Properties to which they pertain. In no event shall there be included in the Assignment at Closing the Transferred Interest in any Property subject to an unsatisfied consent requirement that would be triggered by the purchase and sale contemplated by this Agreement and provides that transfer of the Property without consent will result in a termination or other material impairment of any rights in relation to such Property (a “Consent Requirement”). In cases where the Transferred Interest subject to such a Consent Requirement is a Contract and Buyers are assigned the Transferred Interests in the Properties to which the Contract relates, but the Transferred Interest in the Contract is not transferred due to the unwaived Consent Requirement, Sellers shall use commercially reasonable efforts after Closing to obtain the applicable consent so that the Transferred Interest in such Contract can be transferred to Buyers upon receipt of such consent. In cases where the Property subject to a Consent Requirement is a Property and the applicable consent is not obtained on or prior to the Closing Date, Buyers may elect to exclude such Transferred Interest from the Properties for purposes of Closing, in which event the Purchase Price payable at Closing shall be reduced by an amount equal to the Allocated Value of such Transferred Interest in such Property. If such an unsatisfied Consent Requirement for which a Purchase Price adjustment is made is subsequently satisfied prior to the date of the determination of the final adjustment to the Purchase Price under Section 1.7(b), Sellers shall receive an additional upward adjustment to the Purchase Price in the final adjustments made under Section 1.7(b) equal to the amount of the previous reduction in the Purchase Price on account of the Consent Requirement. Within two days of the Final Settlement Date, Sellers shall assign to Buyers using the form attached hereto as Exhibit C, to the extent previously unassigned, the Transferred Interest in each Property subject to an aforementioned Consent Requirement that was subsequently satisfied prior to the Final Settlement Date.

5.4           Waiver of Preferential Rights. Each Party waives any preferential right it may have with respect to the purchase and sale hereunder as to any other Party.

Article VI.
Closing

6.1           Date and Place of Closing. The purchase by Buyers and the sale by Sellers of the Transferred Interests as contemplated by this Agreement (the “Closing”) shall take place at the offices of Sellers at 1254 Enclave Parkway, Suite 600, Houston, Texas 77077, contemporaneously with the execution and delivery of this Agreement.

6.2           Post Closing. In addition to the obligations of the Parties as set forth in Section 1.7, after the Closing, each Party, at the request of another Party and without any additional compensation, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as any other Party may reasonably request to convey and deliver the Transferred Interests and to accomplish the orderly transfer of Transferred Interests, amendments to or assignments of Contracts, to the extent necessary, all in a manner contemplated or required by this Agreement. Upon a Buyer’s request, Sellers shall make any specified Records available to such Buyer for inspection and copying.

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Article VII.
Closing Obligations

At the Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

7.1         Sellers’ Obligations.

(a)          Sellers shall execute, acknowledge and deliver multiple counterparts of one or more Assignments in substantially the form attached hereto as Exhibit C (each, an “Assignment”) that collectively assign the Transferred Interests to Buyers effective as of the Effective Time.

(b)          Sellers shall execute and deliver multiple counterparts of the following assignment forms (with an executed copy of the Assignment attached as Exhibit “A” to each):

(i)       Form BOEM-0150 for the EW 834 RT;

(ii)      Form BOEM-0151 for the Deep EW 834 OR;

(iii)     Form BOEM-0150 for OCS-G 33140 (as to all of Block 790, Ewing Bank);

(iv)     Form BOEM-0150 for OCS-G 33177 (as to all of Block 793, Mississippi Canyon);

(v)      Form BOEM-0150 for OCS-G 33707 (as to all of Block 835, Ewing Bank); and

(vi)     Form BOEM-0150 for OCS-G 35805 (as to all of Block 789, Ewing Bank).

(c)          Sellers shall deliver or cause to be delivered an executed statement described in Treasury Regulation § 1.1445-2(b)(2) certifying that each such Seller is not a foreign Person within the meaning of the Code, in substantially the form attached hereto as Exhibit D.

(d)          Sellers shall deliver or cause to be delivered a certificate duly executed by an authorized representative of Sellers, dated as of the Closing, (i) certifying that Sellers’ representations and warranties contained in this Agreement are true and correct, (ii) certifying on behalf of Sellers that this Agreement, the Ancillary Documents and the transactions contemplated hereunder have been duly authorized by each Seller and (iii) certifying on behalf of Sellers the incumbency of each individual executing this Agreement or any Ancillary Document on behalf of any Seller.

(e)           Sellers shall deliver to Buyers written evidence, satisfactory to Buyers and their counsel:

(1)       that, upon the Closing, the Transferred Interests shall not be burdened by any Lien, overriding royalty interest or other burden in favor of Sellers’ Lenders;

(2)       that Fieldwood Energy LLC has consented to the assignment hereunder (and all prior assignments in Sellers’ chain-of-title) with respect to the Noble Farmout Agreement;

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(3)       that each party to the Operating Agreement has waived its preferential right as to the assignment hereunder as to any or all portions of the Transferred Interests; and

(4)       that the holders of any overriding royalty interest granted by Hall-Houston Exploration III, LP in any Lease hold collectively no more than 2% of 12.5% of 8/8ths as to any portion of any Lease.

(f)          Sellers shall execute and deliver the remaining documents, instruments and materials required of Sellers by this Agreement or otherwise reasonably requested by Buyers or Buyers’ counsel.

7.2          Buyers’ Obligations.

(a)           Each Buyer shall deliver by wire transfer of immediately available funds to Sellers (through each’s manager, Ridgewood Energy Corporation), in accordance with Sellers’ written wire transfer instructions, which have been provided by Sellers to Buyers, an amount equal to such Buyer’s share of the Closing Amount. Upon the receipt of any amounts into such account of Ridgewood Energy Corporation (whether as part of the Closing, under the Final Settlement Statement or otherwise), Sellers shall release, indemnify and defend the pertinent Buyer from any Claims relating to the payment of such amounts and/or the allocation of any or all of such amounts among Sellers.

(b)           Buyers shall execute, acknowledge and deliver each counterpart of each Assignment and each assignment form referenced in Section 7.1(b) above.

(c)           Each Buyer shall deliver or cause to be delivered a certificate duly executed by an authorized representative of such Buyer, dated as of the Closing, (i) certifying that such Buyer’s representations and warranties contained in this Agreement are true and correct, (ii) certifying on behalf of such Buyer that this Agreement, the Ancillary Documents and the transactions contemplated hereby have been duly authorized by such Buyer and (iii) certifying on behalf of such Buyer the incumbency of each representative of such Buyer executing this Agreement or any Ancillary Document on behalf of such Buyer.

(d)           Buyers shall execute and deliver the remaining documents, instruments and materials required of Buyers by this Agreement or otherwise reasonably requested by Sellers or Sellers’ counsel.

Article VIII.
[intentionally blank]

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Article IX.
Indemnification

9.1         Indemnification.

(a)       Indemnification by Sellers. From and after Closing, Sellers shall indemnify, defend and hold harmless each Buyer, its current and future affiliates and its and their Representatives (collectively, the “Buyers Indemnified Parties”) from and against any and all Losses, including Environmental Losses, actually incurred or suffered by the Buyers Indemnified Parties as a result of, relating to or arising out of (i) any breach of any representation or warranty made by any Seller contained in this Agreement or in any Ancillary Document, (ii) any breach of any covenant or agreement made or to be performed by any Seller under this Agreement or any Ancillary Document and/or (iii) the Retained Liabilities.

(b)       Indemnification by Buyers. From and after Closing, each Buyer shall indemnify, defend and hold harmless each Seller, its current and future affiliates and its and their Representatives (collectively, the “Sellers Indemnified Parties”) from and against any and all Losses, including Environmental Losses, actually incurred or suffered by the Sellers Indemnified Parties as a result of, relating to or arising out of (i) any breach of any representation or warranty made by such Buyer contained in this Agreement or any Ancillary Document, (ii) the breach of any covenant or agreement made or to be performed by such Buyer under this Agreement and (iii) such Buyer’s share of the Assumed Liabilities.

9.2         Limitations on Liability.

(a)       Survival.

(1)       All of the representations and warranties of Sellers contained in Article II (other than in Section 2.1(a)-(e)) shall continue in full force and effect for a period of two (2) years after the Closing Date and expire thereafter. All other representations, warranties, covenants and obligations of Sellers and all representations, warranties, covenants and obligations of Buyers under this Agreement shall indefinitely survive the Closing.

(2)       Sellers’ indemnities in Sections 9.1(a)(i) and 9.1(a)(ii) and Buyers’ indemnities in Sections 9.1(b)(i) and 9.1(b)(ii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the applicable Party on or before such termination date. Sellers’ indemnity in Section 9.1(a)(iii) for (y) the Retained Liabilities described in Sections 1.5(a), 1.5(c), 1.5(d) and 1.5(e) shall continue without time limit, and (z) the Retained Liabilities described in Section 1.5(b) shall terminate two (2) years after the Closing Date. Buyers’ indemnities in Section 9.1(b)(iii) shall continue without time limit.

(b)       Indirect and Punitive Damages. Under no circumstances shall any Party be liable to another Party for any indirect, consequential, contingent, unforeseen, special, exemplary or punitive damages of any nature (including lost profits); provided, however, that any such damages recovered by any Third Party for which a Party owes another Party an indemnity under this Agreement shall not be waived.

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(c)       Insurance and Duplication. The Parties will make appropriate adjustments for any insurance proceeds actually received by any Buyers Indemnified Party or Sellers Indemnified Party in determining Losses for purposes of this Article IX. Any Liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such Liability constituting a breach of more than one representation, warranty, covenant or agreement.

9.3         Indemnification Procedures. All claims for indemnification under this Agreement related to Third Party Claims shall be asserted and resolved pursuant to this Section 9.3.

(a)       Promptly after the receipt by any Person seeking indemnification hereunder (an “Indemnified Party”) of a notice of any Claim by any Third Party that may be subject to indemnification hereunder (a “Third Party Claim”), such Indemnified Party shall give written notice of such Third Party Claim to the indemnifying Party (the “Indemnifying Party”) stating the nature and basis of the Third Party Claim and the amount thereof, to the extent known, along with copies of the relevant documents evidencing the Third Party Claim and the basis for indemnification sought. Failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party from liability on account of this indemnification, except if and to the extent that the Indemnifying Party is actually prejudiced thereby.

(b)       The Indemnifying Party, at its own expense, shall have the right, exercisable within thirty (30) days of receipt of notice of the Third Party Claim, to assume the defense of the Indemnified Party against the Third Party Claim so long as (i) the Indemnifying Party proceeds in good faith and in a timely manner and (ii) such Third Party Claim involves (and continues to involve) solely monetary damages.

(c)       So long as the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.3(b), (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, it being understood that the Indemnifying Party shall pay all costs and expenses of counsel for the Indemnified Party (A) for all periods prior to such time as the Indemnifying Party has notified the Indemnified Party that it has assumed the defense of such Third Party Claim and (B) if there is a conflict of interest between the Indemnifying Party and the Indemnified Party, (ii) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed), and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed).

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(d)       The Parties shall use commercially reasonable efforts to minimize Losses from Third Party Claims and shall act in good faith and in a timely manner in responding to, defending against, settling or otherwise dealing with Third Party Claims. The Parties shall also cooperate in any such defense and give each other reasonable access to all information relevant thereto. Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder for any settlement entered into without the Indemnifying Party’s prior written consent, which consent shall not unreasonably withheld or delayed. Notwithstanding the foregoing, the Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such claim involves equitable or other non-monetary relief.

9.4         Fault of Parties. THE INDEMNIFICATION PROVIDED FOR IN THIS ARTICLE IX SHALL BE APPLICABLE WHETHER OR NOT THE CLAIMS IN QUESTION AROSE FROM THE SOLE, CONCURRENT, ACTIVE OR PASSIVE FAULT, NEGLIGENCE OR STRICT LIABILITY OF ANY PARTY OR OTHER PERSON AND REGARDLESS OF WHO MAY BE AT FAULT OR OTHERWISE RESPONSIBLE UNDER ANY OTHER CONTRACT, OR ANY STATUTE, RULE, OR THEORY OF LAW, INCLUDING, BUT NOT LIMITED TO, THEORIES OF STRICT LIABILITY OR UNSEAWORTHINESS OF ANY VESSEL BUT EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF THE PARTY (OR OTHER PERSON) TO BE INDEMNIFIED. THE PARTIES ACKNOWLEDGE THAT THE FOREGOING INDEMNITIES TOGETHER WITH THIS STATEMENT COMPLY WITH THE EXPRESS NEGLIGENCE RULE AND ARE CONSPICUOUS.

9.5         Exclusive Remedies. The Parties agree that the indemnification provisions of this Article IX shall be the exclusive remedies of the Parties and their respective Indemnified Parties after the Closing for any breach or inaccuracy of any representation or warranty or breach of any covenant or agreement contained in this Agreement or any other Claim, whether in law or in equity, arising out of this Agreement or the transactions contemplated hereby, and the Parties shall not be entitled to a rescission of this Agreement or to any further indemnification or other rights or claims of any nature whatsoever in respect thereof, all of which the Parties hereto hereby waive.

(a)       Each Party acknowledges and agrees that such Party may not avoid such limitation on liability by (x) seeking damages for breach of contract, tort or pursuant to any other theory of liability, all of which are hereby waived, or (y) asserting or threatening any claim against any Person who is not a party hereto (or a successor to a party hereto) for any breach of any representation, warranty or covenant contained in this Agreement.

(b)       Except as set forth in this Agreement, each Buyer (on behalf of itself, each of its other Buyers Indemnified Parties and their respective insurers and successors in interest) waives, releases, remises and forever discharges, to the fullest extent permitted by applicable Law, the Sellers Indemnified Parties from any and all Claims, Losses or Liabilities, in Law or in equity, known or unknown, which such parties might now or subsequently may have, based on, relating to or arising out of this Agreement, Sellers’ ownership, use or operation of the Transferred Interests, or the condition, quality, status or nature of the Transferred Interests, including rights to contribution under CERCLA and under other Environmental Laws, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages and common law rights of contribution, rights under agreements between Sellers and any Persons who are affiliates of Sellers, and rights under insurance maintained by Sellers or any Person who is an affiliate of Sellers, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT, BUT EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT) OF ANY RELEASED PERSON, excluding, however, any existing contractual rights between (i) any Buyer or any of its affiliates and (ii) any Seller or any of its affiliates under contracts between them relating to the Transferred Interests, other than this Agreement.

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(c)       Except as set forth in this Agreement, each Seller (on behalf of itself, each of its other Sellers Indemnified Parties and their respective insurers and successors in interest) waives, releases, remises and forever discharges, to the fullest extent permitted by applicable Law, the Buyers Indemnified Parties from any and all Claims, Losses or Liabilities, in Law or in equity, known or unknown, which such parties might now or subsequently may have, based on, relating to or arising out of this Agreement, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages and common law rights of contribution, rights under agreements between any Buyer and any Person who is an affiliate of such Buyer, and rights under insurance maintained by any Buyer or any Person who is an affiliate of any Buyer, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT, BUT EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT) OF ANY RELEASED PERSON, excluding, however, any existing contractual rights between (i) any Seller or any of its affiliates and (ii) any Buyer or any of its affiliates under contracts between them relating to the Transferred Interests, other than this Agreement.

(d)       EACH PARTY EXPRESSLY WAIVES ALL RIGHTS AFFORDED BY ANY LAW WHICH LIMITS THE EFFECT OF A RELEASE WITH RESPECT TO UNKNOWN CLAIMS. EACH PARTY UNDERSTAND THE SIGNIFICANCE OF THIS RELEASE OF UNKNOWN CLAIMS AND WAIVER OF STATUTORY PROTECTION AGAINST A RELEASE OF UNKNOWN CLAIMS. EACH PARTY ALSO ACKNOWLEDGES AND AGREES THAT THIS WAIVER IS AN ESSENTIAL AND MATERIAL TERM OF THIS AGREEMENT.

9.6         Bargaining Position. The Parties agree that this Article IX and the limits imposed on each Party’s remedies with respect to this Agreement and the transactions contemplated hereby were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amount of the Purchase Price.

Article X.
Notices

10.1       Notice. All communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been fully made if actually delivered, or if mailed by registered or certified mail, postage prepaid, to the address as set forth below (or such other address for a Party as such Party may specify by written notice in accordance with this Section 10.1):

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If to a SELLER:

Ridgewood Energy Corporation
1254 Enclave Parkway, Suite 600
Houston, Texas 77077
W. Gregory Tabor
Phone: (281) 293-8449
Fax: (281) 293-7705
E-mail: gtabor@ridgewoodenergy.com

If to Walter:

Walter Oil & Gas Corporation
1100 Louisiana Street, Suite 200
Houston, Texas 77002-5299
Attention: Chad Elias
Phone: (713) 659-1221
Fax: (713) 756-1177
E-mail: celias@walteroil.com

If to Gordy:

Gordy Oil Company
100 Waugh Drive, Suite 400Houston, Texas 77007
Attention: Brianne Gravatt
Phone: (713) 951-0100
Fax: (713) 951-0191
E-mail: bgravatt@sginterests.com

Article XI.
Warranties

11.1       Disclaimer of Warranties. The express representations and warranties contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT:

(a)       EACH BUYER REPRESENT THAT IT HAS INSPECTED, OR HAS HAD THE OPPORTUNITY TO INSPECT, THE PROPERTIES AND ACCEPTS THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTIES ON AN “AS IS-WHERE IS” AND “WITH ALL FAULTS” BASIS AND IN PRESENT CONDITION AND STATE OF REPAIR.

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(b)       EACH BUYER (i) FOREVER RELEASES EACH SELLER FROM ANY LIABILITY WITH RESPECT TO THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTIES COMPRISING THE TRANSFERRED INTEREST AT THE CLOSING WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO SELLERS’ NEGLIGENCE, FAULT, OR STRICT LIABILITY, AND WHETHER OR NOT ARISING DURING THE PERIOD OF, OR FROM, OR IN CONNECTION WITH SELLERS’ OWNERSHIP OR USE OF THE PROPERTIES PRIOR TO OR AT THE CLOSING AND (ii) WAIVES ANY RIGHT TO RECOVER FROM ANY SELLER ANY AND ALL DAMAGES, CLAIMS, LOSSES, LIABILITIES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS AND EXPENSES WHATSOEVER, (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTIES COMPRISING THE TRANSFERRED INTEREST AT AND AFTER THE CLOSING OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED (42 U.S.C. § 9601 et seq.), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 (42 U.S.C. ¤ 6901 et seq.), THE CLEAN WATER ACT (33 U.S.C. § §  466 et seq.), THE SAFE DRINKING WATER ACT (14 U.S.C. §  1401-1450), THE HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. § 7401 et seq.), AS AMENDED, THE CLEAN AIR ACT AMENDMENTS OF 1990, AND ANY OTHER APPLICABLE FEDERAL, STATE OR LOCAL LAW, WHETHER OR NOT ARISING DURING THE PERIOD OF, OR FROM, OR IN CONNECTION WITH, SELLERS’ OWNERSHIP OR USE OF THE PROPERTIES COMPRISING THE TRANSFERRED INTEREST PRIOR TO OR AT THE CLOSING, AND WHETHER OR NOT ATTRIBUTABLE TO THE STRICT LIABILITY OF SELLERS OR TO THE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE, NEGLIGENCE OF SELLERS, EVEN IF CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLERS PRIOR TO CLOSING.

(c)       SELLERS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED TO BUYERS IN CONNECTION WITH THE PROPERTIES, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE AMOUNT OF HYDROCARBONS THE PROPERTIES MAY PRODUCE. ANY AND ALL SUCH DATA, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLERS IS PROVIDED TO BUYERS AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYERS’ SOLE RISK.

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(d)       BUYERS ACKNOWLEDGE THAT, EXCEPT FOR PURPOSES OF SELLERS’ INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT AND OTHER MATTERS AS TO WHICH SELLERS HAVE REPRESENTED AND WARRANTED OR OTHERWISE AGREED, SELLERS HAVE NOT MADE, AND SELLERS HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY COVENANT, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY EQUIPMENT (INCLUDING, WITHOUT LIMITATION, (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF BUYERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (vi) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM REDHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, AND (vii) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT), IT BEING THE EXPRESS INTENTION OF SELLERS AND BUYERS THAT THE TRANSFERRED INTEREST WITH RESPECT TO THE EQUIPMENT SHALL BE CONVEYED TO BUYERS AS IS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR. EACH BUYER REPRESENTS TO SELLERS THAT SUCH BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE EQUIPMENT AS SUCH BUYER DEEMS APPROPRIATE AND SUCH BUYER WILL ACCEPT ITS SHARE OF THE TRANSFERRED INTEREST WITH RESPECT TO THE EQUIPMENT AS IS, IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

11.2       Waiver of Consumer Rights. Each Buyer hereby expressly waives its rights under Texas Deceptive Trade Practices-Consumer Protection Act, Section 17.41 et seq. of the Texas Business & Commerce Code, a law that gives consumer special rights and protections. After consultation with an attorney of its own selection, each Buyer voluntarily consents to this waiver. In order to evidence its ability to grant the above waiver, each Buyer represents and warrants to Sellers all of the following:

(a)       Such Buyer is in the business of seeking or acquiring by purchase or lease, goods or services for commercial business use matters that enable such Buyer to evaluate the merits and risks contemplated herein;

(b)       Such Buyer has knowledge and experience in financial and business matters that enable such Buyer to evaluate the merits and risks of the transaction contemplated herein; and

(c)       Such Buyer is not in a significantly disparate bargaining position with Sellers.

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Article XII.
Miscellaneous

12.1       Several Liability.

(a)       Each Seller shall be severally (and not jointly or solidarily) liable for Sellers’ obligations of under this Agreement and any Ancillary Documents, including without limitation all indemnity obligations of Sellers, in accordance with each such Seller’s undivided Transferred Interest (expressed as a percentage on an 8/8ths basis with respect to the Properties) in the Properties as follows:

(i)	Ridgewood Energy O Fund, LLC	-	2.070%
(ii)	Ridgewood Energy S Fund, LLC	-	0.722%
(iii)	Ridgewood Energy T Fund, LLC	-	0.344%
(iv)	Ridgewood Energy V Fund, LLC	-	1.060%
(v)	Ridgewood Energy W Fund, LLC	-	0.110%
(vi)	Ridgewood Energy A-1 Fund, LLC	-	0.364%
(vii)	Ridgewood Energy B-1 Fund, LLC	-	0.830%

Under no circumstances shall one Seller be liable to Buyers under this Agreement or Ancillary Document for any obligations of another Seller or for obligations or damages in excess of its percentage interest set forth above. Buyers specifically acknowledge that each Seller is an entity separate and independent of every other Seller.

(b)       Each Buyer shall be severally (and not jointly or solidarily) liable for the obligations of such Buyer under this Agreement and any Ancillary Documents, including without limitation all indemnity obligations of such Buyer, in accordance with the undivided one-half share that it is acquiring hereunder in and to the Transferred Interests. Under no circumstances shall one Buyer be liable to any Seller under this Agreement or Ancillary Document for any obligations of the other Buyer or for obligations or damages in excess of its one-half share of the Transferred Interests. Sellers specifically acknowledge that each Buyer is an entity separate and independent of the other Buyer.

12.2       Entire Agreement. This Agreement and the Ancillary Documents state the entire agreement between the Parties and may be supplemented, altered, amended, modified or revoked by writing only, signed by all of the affected Parties. This Agreement supersedes any prior agreements between the Parties (or any of them) concerning the sale of the Transferred Interests.

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12.3       Governing law; Jurisdiction; Venue; Jury Waiver. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RIGHTS, DUTIES AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO AND THERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE federal courts of the United States LOCATED IN HOUSTON, TEXAS or the state Courts located in HOUSTON, TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT, THE ANCILLARY Documents or any transaction contemplated hereby or thereby, PROVIDED THAT NOTHING IN THIS SECTION WAIVES A PARTY’S RIGHT TO REMOVE A PROCEEDING FROM STATE COURT TO FEDERAL COURT. ALL PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT, THE ANCILLARY DOCUMENTS or any transaction contemplated hereby or thereby SHALL BE EXCLUSIVELY LITIGATED IN SUCH COURTS DESCRIBED ABOVE HAVING SITUSES IN HOUSTON, TEXAS AND EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS SOLELY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH PARTY HERETO VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, the ANCILLARY Documents or any transaction contemplated hereby or thereby. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NONAPPEALABLE JUDGMENT AGAINST A PARTY IN ANY PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT. TO THE EXTENT THAT ANY PARTY OR ANY OF ITS AFFILIATES HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES) HEREBY IRREVOCABLY (I) WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS WITH RESPECT TO THIS AGREEMENT AND (II) SUBMITS TO THE PERSONAL JURISDICTION OF ANY COURT DESCRIBED IN THIS SECTION 12.3.

12.4       Press Release. No Party shall issue a press release or public communication concerning this purchase and sale, except as required by Law or with the written consent of the other Parties. Such consent shall not be unreasonably withheld. Each Party will endeavor to consult with the other Parties in a timely manner on all press releases required by Law.

12.5       NORM. Buyers acknowledge that some oilfield production equipment comprising the Properties may contain asbestos and/or naturally occurring radioactive material (“NORM”). In this regard, Buyers specifically acknowledge that NORM may affix or attach itself to the inside of wellbores, materials and equipment as scale or in other forms and that wells, materials and equipment comprising the Properties may contain NORM and that NORM containing materials may have been disposed of on a Lease. Buyers expressly understand that special procedures may be required for the removal and disposal of asbestos and NORM from the Properties if and where they may be found.

12.6       Insurance Matters. Buyers acknowledge and agree that, after the Closing, (a) no insurance coverage for the Properties shall be provided under any of Sellers’ insurance policies with respect to the Transferred Interest; (b) all rights or claims, known or unknown, which may arise under or with respect to Sellers’ insurance policies shall be deemed assigned to Sellers; and (c) no claims regarding any matter whatsoever (whether arising from events occurring prior to, at or after the Closing) with respect to the Transferred Interests may be made against or with respect to Sellers’ insurance policies by a Buyer or its successors, assigns or any Persons subrogated to the rights of any of them.

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12.7       Waiver. Any Party may (a) extend the time for the performance of any of the obligations or other acts of another Party or (b) waive with respect to such Party compliance with any of the agreements of another Party or with any conditions to its own obligations. Any agreement on the part of a Party to any such extension or waiver will be valid if set forth in an instrument in writing signed on behalf of such Party.

12.8       Amendment. This Agreement may not be amended except by an instrument in writing signed by each affected Party. No supplement, alteration or modification of this Agreement will be binding on a Party unless executed in writing by such Party.

12.9       Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party.

12.10       Expenses. Each Party shall bear its own costs and expenses in connection with the negotiation, execution and delivery of this Agreement except as otherwise provided herein.

12.11       Counterpart Execution. This Agreement may be executed in one or more counterparts, and each counterpart shall constitute a binding agreement as if the Parties had executed a single document.

12.12       Severance of Invalid Provisions. If, for any reason and for so long as, any clause or provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable or unconscionable under any present or future Law (or interpretation thereof), the remainder of this Agreement shall not be affected by such illegality or invalidity. Any such invalid provision shall be deemed severed from this Agreement as if this Agreement had been executed with the invalid provision eliminated. The surviving provisions of this Agreement shall remain in full force and effect unless the removal of the invalid provision destroys the legitimate purpose of this Agreement; in which event this Agreement shall be null and void. The Parties shall negotiate in good faith for any required modifications to this Agreement.

12.13       Interpretive Matters. The headings of the Articles and Sections in this Agreement are for guidance only and shall have no significance in the interpretations of this Agreement. Capitalized terms shall have the meanings provided as defined herein. All defined terms include both the singular and the plural of such terms. When the term “herein” is used, reference is made to the entire document and not to any particular Article, Section or Subsection. The term “including” means “including without limitation.” Unless otherwise specified herein, all amounts and payments shall be in United States dollars, and all references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “$” or dollar amounts shall be to precise amounts and not rounded up or down. All references to “day” or “days” will mean calendar days.

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Article XIII.
Defined Terms

13.1       Definitions. Unless otherwise defined in this Agreement, the following terms have the meanings specified or referred to in this Article XIII:

“BOEM” means the United States Department of the Interior, Bureau of Ocean Energy Management or any successor thereof.

“BOEMRE” means the former United States Department of the Interior, Bureau of Ocean Energy Management, Regulation and Enforcement.

“BSEE” means the United States Department of the Interior, Bureau of Safety and Environmental Enforcement or any successor thereof.

“Business Day” means each calendar day except Saturdays, Sundays, and days on which banks in Houston, Texas are authorized or required by Law to close.

“Burdens” means any and all lessor’s royalties and overriding royalty interests listed on Exhibit A-3 hereto.

“Claims” shall include claims, demands, causes of action, Liabilities, damages and judgments of any kind or character and all costs, expenses, fines, penalties and fees in connection therewith, including attorney’s fees.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consent” means any consent, approval, order, authorization, waiver or declaration required to be obtained from, or filing, registration or notice required to be made with, any Governmental Entity or other third Person for any assignment (to any Seller, Buyer or otherwise) of any or all portions of the Transferred interests or the execution and delivery of this Agreement and the consummation of the transaction contemplated hereunder.

“Decommissioning Obligations” means any and all existing and future Liabilities relating to abandoning, decommissioning, removing or making safe all Wells, Equipment, Leases and Easements, whether incurred under or pursuant to any agreement, Lease, Contract or applicable Law (including Environmental Laws), including any residual liability for anticipated or necessary continuing insurance, maintenance and monitoring costs. Decommissioning Obligations shall also include all of the following:

(a)       The plugging, replugging and abandonment of all Wells, either active or inactive.

(b)       The removal, abandonment, dismantling and disposal of Equipment of any nature located on or used in connection with the Leasehold Interests, Units, Wells or Easements.

(c)       The clearance, restoration and remediation of the lands, groundwater and waterbottoms covered or burdened by any Lease or Units or otherwise affected by any Lease, Unit, Well or Easement and the cleanup and complete reclamation of the sea floor portion of Lands associated with the Transferred Interests.

(d)       The removal, remediation and abatement of any petroleum material, any contamination or pollution (including spilling, leaking, pumping, pouring, emitting, emptying, discharging, leaching, dumping, disposing or other release of any chemical substance, pollutant, contaminant, toxic substance, radioactive material, hazardous substance, NORM, waste, saltwater, cuttings, muds, crude oil, or petroleum product) of surface soils and water, subsurface soils, air, groundwater, or any vessel, piping, equipment, tubing or subsurface structure or strata associated with the Leases, Units, Wells, Easements or Equipment.

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“Environmental Laws” means any and all laws (including common law), legislation, regulation, order, permit, license, code or governmental policy having the force of law that is applicable to the Properties concerning (a) the environment, including pollution, contamination, environmental response, environmental investigations, environmental monitoring, clean-up, decontamination, abatement, preservation, protection, management and reclamation of the environment, (b) human health or safety relating to workplace requirements or conditions or the exposure of employees, workers or other Persons to any chemical or substance, or (c) the production and management or release or threatened release of any chemical or substance (including waste and Hazardous Substances), including purchase, manufacture, generation, use, treatment, processing, handling, storage, disposal, transportation, re-use, recycling or reclamation of any chemical or substance (including waste and Hazardous Substances).

“Environmental Losses” means all Losses and Liabilities resulting from, associated with or related to the breach or violation of an Environmental Law.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, official, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“Hazardous Substances” means any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, or chemicals that are regulated by, or may form the basis of Liability under, any Environmental Laws; provided, however, NORM shall not constitute a “Hazardous Substance.”

“Hydrocarbons” means all of the oil, liquid hydrocarbons, gas and any and all other liquid or gaseous hydrocarbons, as well as their respective constituent products (including condensate, casinghead gas, distillate and natural gas liquids) and, to the extent useful for the exploration for and production of the foregoing, any other minerals produced in association therewith (including elemental sulfur, helium, carbon dioxide and other non-hydrocarbon substances produced in association with any of the above described items).

“Indebtedness” means, with respect to any Person, without duplication, (a) borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (f) guarantee and other contingent obligations of such Person with respect to indebtedness of others, (g) all capital lease obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (j) any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which lease or other arrangement is required or is permitted to be classified and accounted for as an operating lease under GAAP but which is intended by the parties thereto for tax, bankruptcy, regulatory, commercial Law, real estate Law and all other purposes as a financing arrangement. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

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“Knowledge” with respect to Party means the actual knowledge of any person who is identified on such Party’s qualification card on file with the BOEM as of either the Effective Time or the Closing Date as being authorized to execute documents on behalf of such Party.

“Laws” means all laws, statutes, common law, rules, codes, regulations, restrictions, ordinances, orders, decrees, approvals, directives, judgments, rulings, injunctions, writs, awards and decrees of, or issued or entered by, all Governmental Entities.

“Liabilities” means any debt, liabilities or obligations of any nature (whether accrued or fixed, absolute or contingent, matured or not matured, determined or determinable, or as a guarantor or otherwise).

“Lien” means any charge, Claim, mortgage, lien, option, pledge, security interest or other restriction of any kind.

“Losses” means any Liabilities, damages, losses, Claims, payments, charges, assessments, awards, settlements, Taxes, Liens, deficiencies, costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) net of any: (a) insurance proceeds realized by and paid to the Person suffering such Loss in respect of or related to the event, cause or condition giving rise thereto (as used in this definition the “Cause”), (b) Tax benefits in respect of or related to the Cause and (c) amounts actually recovered from third parties with respect to such Cause, in any case, after giving effect to any expenditures to obtain such payments and any applicable deductible or retention and resulting retrospective premium adjustment.

“Permitted Encumbrances” means:

(a)       the Leases and Scheduled Contracts;

(b)       any undetermined or inchoate liens or charges securing the payment of expenses that are not yet due and payable and were incurred incidental to the maintenance, development, production or operation of the Properties or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein;

(c)       any liens for Taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business, which liens, taxes and assessments Sellers hereby agree to assume and pay at or in connection with the Closing or thereafter, notwithstanding anything to the contrary in this Agreement;

(d)       any obligations or duties affecting the Properties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Entity;

(e)       any (1) Easements, rights-of-way, servitudes, permits, and other rights in respect of, pipelines, reservoirs or the like, and (2) Easements for rights-of-way on, over or in respect of Property owned or leased by Sellers or over which Sellers owns rights-of-way, easements, permits or licenses, to the extent that same do not materially interfere with the oil and gas operations to be conducted on the Properties;

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(f)        the Burdens;

(g)       required Third Party consents to assignments or similar agreements with respect to which (1) waivers or consents are obtained at or before the Closing from the appropriate parties for the transaction contemplated hereby, or (2) required notices have been given at or before the Closing for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(h)       all rights to consent by, required notices to, filings with, or other actions by Governmental Entities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(i)        rights reserved to or vested in any Governmental Entity to control or regulate any of the Properties and the applicable laws, rules, and regulations of such Governmental Entities;

(l)       all defects and irregularities affecting the Transferred Interest which individually or in the aggregate (1) do not operate to (A) reduce a Seller’s net revenue interest below that shown on Exhibit A-1 hereto for such Seller as to any Lease, or (B) increase a Seller’s working interest above that shown on Exhibit A-1 hereto for such Seller as to any Lease without a corresponding increase in the net revenue interest for such Seller as to such Lease, or (C) otherwise interfere materially with the operation, value or use of the Properties and (2) would not be considered material when applying general industry standards; and

(m)       any failure to record the Leases, or any assignments thereof, in county or parish records.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, trust, Governmental Entity or other entity of any kind.

“Proceeding” means any proceeding, litigation, action, claim, suit, investigation or inquiry by or before any arbitrator or Governmental Entity.

“Property Costs” means (i) all operating costs and prepaid expenses attributable to the ownership or operation of the Transferred Interests (including costs of insurance, royalty disbursements, rentals and similar payments, and Property Taxes, but excluding any other Taxes), (ii) capital expenditures incurred in the ownership or operation of the Transferred Interests, and (iii) where applicable, such costs and capital expenditures, and any overhead costs, charged in accordance with the relevant operating agreement, unit agreement, pooling agreement, pre-pooling agreement, pooling order or similar instrument.

“Representatives” with respect to a Person means such Person’s directors, officers, partners, stockholders, members, managers, employees, agents, investors or advisors (including attorneys, accountants, consultants, bankers and financial advisors) and any representatives of those advisors.

“Sellers’ Lender” means Rahr Energy Investments LLC.

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“Taxes” means (a) all taxes, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, profits tax, severance tax, personal property tax, real property tax, ad valorem tax, sales tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add on minimum tax and estimated tax, imposed by a Governmental Entity, including any Liability under any state abandonment or unclaimed property, escheat or similar Laws, together with any interest, fine, additions to tax or penalty thereon, (b) any Liability for the payment of any amounts of any of the foregoing types as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby Liability for payment of such amounts was determined or taken into account with reference to the Liability of any other Person, (c) any Liability for the payment of any amounts as a result of being a party to any tax sharing or allocation agreements or arrangements (whether or not written) or with respect to the payment of any amounts of any of the foregoing types as a result of any express or implied obligation to indemnify any other Person, and (d) any Liability for the payment of any of the foregoing types as a successor, transferee Liability or otherwise.

“Third Party” means any Person other than a Party to this Agreement and includes any Governmental Entity.

13.2       Further Definitions. The following terms are defined in the following portions of this Agreement:

A-1 Fund	preamble
Adjusted Purchase Price	Section 1.6
Agreement	preamble
Allocated Value	Section 1.8(a)
Allocation Schedule	Section 1.8(b)
Assignment	Section 7.1(a)
Assumed Liabilities	Section 1.4
B-1 Fund	preamble
Buyer and Buyers	preamble
Buyers Indemnified Parties	Section 9.1(a)
Casualty Event	Section 4.1(a)
Closing	Section 6.1
Closing Amount	Section 1.7(a)
Closing Date	preamble
Consent Requirement	Section 5.3
Contracts	Section 1.2(f)
Deep EW 834 OR	Exhibit A, Part 1, item 1(b)
Easements	Section 1.2(d)
Effective Time	Section 1.9(a)
Equipment	Section 1.2(e)
EW 834 RT	Exhibit A, Part 1, item 1(a)
Excluded Assets	Section 1.3
Execution Date	preamble

35

Final Settlement Date	Section 1.7(b)(3)
Final Settlement Statement	Section 1.7(b)(1)
Gordy	preamble
Hall-Houston Clarification	Exhibit A-2, item 36
Hall-Houston ORRI Allocation	Exhibit A-2, item 37
Imbalances	Section 1.2(g)
Indemnified Party	Section 9.3(a)
Indemnifying Party	Section 9.3(a)
Leases	Section 1.2(a)
Leasehold Interests	Section 1.2(a)
Noble Farmout Agreement	Exhibit A-2, item 39
O Fund	preamble
Operating Agreement	Exhibit A-2, item 42
Party and Parties	preamble
Permits	Section 1.2(h)
Preliminary Settlement Statement	Section 1.7(a)
Prior EW 790 OR	Exhibit A-2, item 22
Properties	Section 1.2
Property Taxes	Section 1.11
Purchase Price	Section 1.6
Records	Section 1.2(i)
Retained Interests	Section 1.1
Retained Liabilities	Section 1.5
S Fund	preamble
Seller and Sellers	preamble
Sellers Indemnified Parties	Section 9.1(b)
Shallow EW 790 Depths	Exhibit A-3, item 12
Shallow EW 834 OR	Exhibit A, Part 1, item 1(c)
Special Warranty	Section 5.1
T Fund	preamble
Third Party Claim	Section 9.3(a)
Transferred Interest	Section 1.1
Unit Agreement	Exhibit A-2, item 45
Units	Section 1.2(b)
W Fund	preamble
Walter	preamble
Walter ORRI Allocation	Exhibit A-2, item 38
Wells	Section 1.2(c)

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

36

STATE OF TEXAS

COUNTY OF HARRIS

WITNESSES to all signatures on this page:

Signature: [signature]
Name printed: Andrew M. Adams

Signature: [signature]
Name printed: Fitzell Spencer, III

By: [signature]
Name: Daniel V. Gulino
Title: Secretary

[signature]
NOTARY PUBLIC, State of Texas
Full name printed: Ann M Hebert
Commission No. 11038209
My commission expires 07-16-2022.

ANN M. HEBERT
Notary Public, State of Texas
Comm. Expires 07-16-2022
Notary ID 11038209

[SEAL]

[*Signature Page to Purchase and Sale Agreement*]

STATE OF TEXAS

COUNTY OF HARRIS

WITNESSES to all signatures on this page:

Signature: [signature]
Name printed: Andrew M. Adams

Signature: [signature]
Name printed: Fritz L. Spencer, III

Walter Oil & Gas Corporation

By: [signature]
Name: Chad Elias
Title: General Counsel

ANN M. HEBERT
Notary Public, State of Texas
Comm. Expires 07-16-2022
Notary ID 11038209

[signature]
NOTARY PUBLIC, State of Texas
Full name printed: Ann M. Hebert
Commission No. 11038209
My commission expires 07-16-2022.

[SEAL]

[Signature Page to Purchase and Sale Agreement]

STATE OF TEXAS

COUNTY OF HARRIS

WITNESSES to all signatures on this page:

Signature: [signature]

Name printed: Andrew M. Adams

Signature: [signature]

Name printed: Fritz H Spencer, III

Gordy Oil Company

By: [signature]

Name: Thomas R. Speck

Title: Vice President

ANN M. HEBERT
Notary Public, State of Texas
Comm. Expires 07-16-2022
Notary ID 11038209

[signature]

NOTARY PUBLIC, State of Texas

Full name printed: Ann M. Hebert

Commission No. 11038209

My commission expires 07-16-2022.

[SEAL]

[Signature Page to Purchase and Sale Agreement]

STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by each Seller (appearing through its duly authorized Secretary, Daniel V. Gulino) in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with each Seller and me, Notary, after a due reading of the whole.     WITNESSES to all signatures on this page: Ridgewood Energy O Fund, LLC      Ridgewood Energy S Fund, LLC       Ridgewood Energy T Fund, LLC       Ridgewood Energy V Fund, LLC Signature:     Ridgewood Energy W Fund, LLC     Ridgewood Energy A-1 Fund, LLC Name printed:              Ridgewood Energy B-1 Fund, LLC       Signature:     By: /s/ Daniel V. Gulino Name printed:     Name: Daniel V. Gulino       Title: Secretary       NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires .   [SEAL]       [Signature Page to Purchase and Sale Agreement]  STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by Walter in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with Walter and me, Notary, after a due reading of the whole.   WITNESSES to all signatures on this page:            Walter Oil & Gas Corporation                           By: /s/ Daniel V. Gulino  Signature:     Name: Daniel V. Gulino Name printed:     Title: Secretary                     Signature:         Name printed:               NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires .   [SEAL]   [Signature Page to Purchase and Sale Agreement]  STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by Gordy in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with Gordy and me, Notary, after a due reading of the whole.   WITNESSES to all signatures on this page:            Gordy Oil Company                           By: /s/ Thomas R. Speck  Signature:     Name: Thomas R. Speck Name printed:     Title: Vice President                     Signature:         Name printed:             NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires  .   [SEAL]   [Signature Page to Purchase and Sale Agreement]  Andrew M. Adams Chad Elias General Counsel Fritz L. Spencer, III Ann M Hebert 11038209 07-16-2022 Ann M. Hebert 11038209 07-16-2022

Exhibit A

Part 1: Leases

1.           Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing serial number OCS-G 27982, effective July 1, 2006, by and between the United States of America, as lessor, and Walter Oil & Gas Corporation, as lessee, covering all of Block 834, Ewing Bank, OCS Official Protraction Diagram, NH 15-12, LIMITED SOLELY AS TO:

(a)       the E/2, N/2NW/4, N/2SE/4NW/4, S/2SW/4 and S/2N/2SW/4 of Block 834, Ewing Bank (the “EW 834 RT”);

(b)       the operating rights as to the SW/4NW/4, S/2SE/4NW/4 and N/2N/2SW/4 of Block 834, Ewing Bank, as to depths from 9,701' to 99,999' SSTVD (the “Deep EW 834 OR”); and

(c)       the operating rights as to the SW/4NW/4, S/2SE/4NW/4 and N/2N/2SW/4 of Block 834, Ewing Bank, from the surface of the earth down to 8,600' TVD (the “Shallow EW 834 OR”).

2.          Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing serial number OCS-G 33140, effective July 1, 2009, by and between the United States of America, as lessor, and Noble Energy, Inc., as lessee, covering all of Block 790, Ewing Bank, OCS Official Protraction Diagram, NH 15-12, LESS AND EXCEPT:

(a)       the operating rights as to the N1/2, N1/2S1/2, SE1/4SE1/4, N1/2SW1/4SE1/4 and NE1/4SE1/4SW1/4 of Block 790, Ewing Bank, limited to depths from the surface to 99,999' TVDSS; and

(b) the operating rights as to the SW1/4SW1/4, S1/2SE1/4SW1/4, S1/2SW1/4SE1/4 and NW1/4SE1/4SW1/4 of Block 790, Ewing Bank, limited to depths from below 26,000' TVDSS to 99,999' TVDSS.

3.          Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing serial number OCS-G 33177, effective July 1, 2009, by and between the United States of America, as lessor, and BP Exploration & Production Inc., covering all of Block 793, Mississippi Canyon, OCS Official Protraction Diagram, NH 16-10.

4.          Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing serial number OCS-G 33707, effective May 1, 2010, by and between the United States of America, as lessor, and Walter Oil & Gas Corporation, as lessee, covering all of Block 835, Ewing Bank, OCS Official Protraction Diagram, NH 15-12.

5.          Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing serial number OCS-G 35805, effective July 1, 2016, by and between the United States of America, as lessor, and Walter Oil & Gas Corporation, as lessee, covering all of Block 789, Ewing Bank, OCS Official Protraction Diagram, NH 15-12.

Exhibits: Page 37

Part 2: Easements

1.         Pipeline Right-of-way (ROW) OCS-G 29303: a 200-foot wide and approximately 11.4 mile (60,197 feet) long corridor associated with the 10 3/4-inch Pipeline Segment No. (PSN) 19315. The purpose of Pipeline ROW OCS-G 29303 is to maintain and operate PSN 19315 and to transport oil from Platform A in Ewing Bank Area Block 834, through Ewing Bank Area Blocks 790, 746, 745, 701, through Grand Isle Block 120, to a 12-inch subsea tie-in with PSN 11433, at X= 2,596,570.62 and Y= 10,285,217.33, in Grand Isle Area Block 115.

2.         Pipeline Right-of-way (ROW) OCS-G 29304: a 200-foot wide and approximately 11.4 miles (60,192 feet) long corridor associated with the 10 3/4-inch Pipeline Segment No. (PSN) 19319. The purpose of pipeline ROW OCS-G 29304 is to maintain and operate PSN 19319 and to transport gas from Platform A in Ewing Bank Area Block 834, through Ewing Bank Area Blocks 790, 789, 745, through Grand Isle Area Block 120, to a subsea tie-in with PSN 11175, at X= 2,593,458.50 and Y= 10,282,579.10, in Grand Isle Area Block 115.

Part 3: Wells

Surface Lease	Surface Block	Bottomhole Lease	Bottomhole Block	Well Name	API Well Number
OCS-G 27982	EW 834	OCS-G 27982	EW 834	A001 ST00 BP00	608105010300
OCS-G 27982	EW 834	OCS-G 33140	EW 790	A002 ST00 BP00	608104015100
OCS-G 27982	EW 834	OCS-G 33140	EW 790	A003 ST00 BP00	608104015300
OCS-G 27982	EW 834	OCS-G 33177	MC 793	A004 ST00 BP00	608104015200
OCS-G 27982	EW 834	OCS-G 35805	EW 789	A006 ST00 BP00	608104015500
OCS-G 27982	EW 834	OCS-G 35805	EW 789	A007 ST00 BP00	608104015400
OCS-G 27982	EW 834	OCS-G 35805	EW 789	A007 ST00 BP01	608104015401

[End of Exhibit A]

Exhibits: Page 38

Exhibit A-1

Lease, Block and Depths	O Fund	S Fund	T Fund	V Fund	W Fund	A-1 Fund	B-1 Fund	Total
Gross Working Interests
	2.070%	0.722%	0.344%	1.060%	0.110%	0.364%	0.830%	5.5%
Net Revenue Interests
OCS-G 27982 (covering Ewing Bank 834)
record title as to the NE/4, N/2 NW/4 and N/2 SE/4 NW/4 of Block 834, Ewing Bank, as to depths from the surface down to 26,000' TVDSS.	1.701540%	0.593484%	0.275200%	0.871320%	0.090420%	0.291200%	0.682260%	4.505424%
record title as to the NE/4, N/2 NW/4 and N/2 SE/4 NW/4 of Block 834, Ewing Bank, as to depths below 26,000' TVDSS.	1.728450%	0.602870%	0.279672%	0.885100%	0.091850%	0.295932%	0.693050%	4.576924%
record title as to the SE/4, S/2 N/2 SW/4 and S/2 SW/4 of Block 834, Ewing Bank, as to all depths.	1.728450%	0.602870%	0.279672%	0.885100%	0.091850%	0.295932%	0.693050%	4.576924%
operating rights as to the SW/4 NW/4, S/2 SE/4 NW/4 and N/2 N/2 SW/4 of Block 834, Ewing Bank, as to depths from the surface of the earth down to 8,600' TVDSS.	1.728450%	0.602870%	0.279672%	0.885100%	0.091850%	0.295932%	0.693050%	4.576924%
operating rights as to the SW/4 NW/4, S/2 SE/4 NW/4 and N/2 N/2 SW/4 of Block 834, Ewing Bank, as to depths from 9,701' to 99,999' TVDSS.	1.728450%	0.602870%	0.279670%	0.885100%	0.091850%	0.295930%	0.693050%	4.576924%
OCS-G 33140 (covering Ewing Bank 790)
record title as to SW1/4 SW1/4, S1/2 SE1/4 SW1/4, S1/2 SW1/4 SE1/4 and NW1/4 SE1/4 SW1/4 of Block 790, Ewing Bank, as to depths from the surface down to 26,000' TVDSS.	1.572165%	0.548359%	0.253700%	0.805070%	0.083545%	0.268450%	0.630385%	4.161674%
record title as to all of Block 790, Ewing Bank, as to depths below 99,999' TVDSS.	1.599075%	0.557745%	0.265052%	0.818850%	0.084975%	0.280462%	0.641175%	4.247334%

Exhibits: Page 39

Lease, Block and Depths	O Fund	S Fund	T Fund	V Fund	W Fund	A-1 Fund	B-1 Fund	Total
OCS-G 33177 (covering Mississippi Canyon 793)
record title as to W/2 W/2 NW/4 of Block 793, Mississippi Canyon, as depths from the surface down to 26,000' TVDSS.	1.642982%	0.573059%	0.273037%	0.841334%	0.087308%	0.288911%	0.658780%	4.365410%
record title as to E/2 W/2 NW/4 and E/2 NW/4 of Block 793, Mississippi Canyon, as depths from the surface down to 26,000' TVDSS.*	1.669892%	0.582445%	0.277509%	0.855114%	0.088738%	0.293643%	0.669570%	4.436910%
record title as to all remaining portions and depths of Block 793, Mississippi Canyon.	1.669892%	0.582445%	0.277509%	0.855114%	0.088738%	0.293643%	0.669570%	4.436910%
OCS-G 33707 (covering Ewing Bank 835)
record title as to the North 7,800 feet of Block 835, Ewing Bank, as to depths from the surface down to 26,000' TVDSS.	1.642982%	0.573059%	0.266157%	0.841334%	0.087308%	0.281631%	0.658780%	4.351250%
record title as to all remaining portions and depths of Block 835, Ewing Bank.	1.669892%	0.582445%	0.270629%	0.855114%	0.088738%	0.286363%	0.669570%	4.422750%
OCS-G 35805 (covering Ewing Bank 789)
record title as to SE/4 of Block 789, Ewing Bank, as to depths from the surface down to 26,000' TVDSS.*	1.654975%	0.586625%	0.279500%	0.861250%	0.089375%	0.295750%	0.674375%	4.468750%
record title as to all remaining portions and depths of Block 789, Ewing Bank	1.654975%	0.586625%	0.279500%	0.861250%	0.089375%	0.295750%	0.674375%	4.468750%

*       Effective March 1, 2018 and subject to approval by BSEE of the second amendment to the Unit Agreement, each Seller’s net revenue interests as to these portions of these two leases will also be subject to a proportionate share of a 1.3% of 8/8ths overriding royalty interest in favor of Fieldwood Energy LLC.

[End of Exhibit A-1]

Exhibits: Page 40

Exhibit A-2

Scheduled Contracts

Part 1: Chain-of-Title assignments

1.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for the EW 834 RT) from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (with Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEMRE on August 9, 2010 and approved by the BOEMRE on August 19, 2010 effective March 1, 2010. [The attached Assignment of Record Title Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 404, Instrument No. 1099167 of the conveyance records of Lafourche Parish, Louisiana.]

2.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33707) from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (with Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEMRE on August 9, 2010 and approved by the BOEMRE on August 19, 2010 effective May 1, 2010. [The attached Assignment of Record Title Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 408, Instrument No. 1099168 of the conveyance records of Lafourche Parish, Louisiana.]

3.      Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Deep EW 834 OR) from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (with Assignment of Operating Rights Interest between the same parties attached thereto), filed with the BOEMRE on September 13, 2010 and approved by the BOEMRE on September 22, 2010 effective March 1, 2010. [The attached Assignment of Operating Rights Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 412, Instrument No. 1099169 of the conveyance records of Lafourche Parish, Louisiana.]

4.      Assignment of Operating Rights Interest (for the Shallow EW 834 OR) dated effective March 1, 2010 from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P., filed with the BOEMRE on October 12, 2010 and filed on November 4, 2010 at Conveyance Book 1834, Page 628, Instrument No. 1101780 of the conveyance records of Lafourche Parish, Louisiana.

5.       Assignment of Overriding Royalty Interest (for the EW 834 RT, the Deep EW 834 OR, the Shallow EW 834 OR and OCS-G 33707) dated October 11, 2010 but effective August 1, 2010 from Hall-Houston Exploration III, L.P. to South River Investments, Inc., David B. Shomette and Scott D. Coe, filed with the BOEMRE on October 22, 2010 and filed on July 24, 2013 at Conveyance Book 1933, Page 865, Instrument No. 1160812 of the conveyance records of Lafourche Parish, Louisiana.

6.      Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for the EW 834 RT) from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (with Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEMRE on November 2, 2010 and approved by the BOEMRE on November 16, 2010 effective March 1, 2010.

Exhibits: Page 41

7.       Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Deep EW 834 OR) from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (with Assignment of Operating Rights Interest between the same parties attached thereto), filed with the BOEMRE on November 2, 2010 and approved by the BOEMRE on November 16, 2010 effective March 1, 2010.

8.       Assignment of Shallow Operating Rights Interest (for the Shallow EW 834 OR) dated effective August 1, 2010 from Hall-Houston Exploration III, L.P. to Ridgewood Energy Corporation, filed with the BOEMRE on November 4, 2010 and filed on November 15, 2010 at Conveyance Book 1835, Page 516, Instrument No. 1102380 of the conveyance records of Lafourche Parish, Louisiana.

9.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for the EW 834 RT) from Hall-Houston Exploration III, L.P. to Ridgewood Energy Corporation (with Assignment and Bill of Sale dated October 12, 2010 but effective August 1, 2010 between the same parties attached thereto), filed with the BOEMRE on November 29, 2010 and approved by the BOEMRE on December 16, 2010 effective August 1, 2010. [The attached Assignment and Bill of Sale was also filed on November 15, 2010 at Conveyance Book 1835, Page 509, Instrument No. 1102379 of the conveyance records of Lafourche Parish, Louisiana.]

10.       Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Deep EW 834 OR) from Hall-Houston Exploration III, L.P. to Ridgewood Energy Corporation (with Assignment and Bill of Sale dated October 12, 2010 but effective August 1, 2010 between the same parties attached thereto), filed with the BOEMRE on November 29, 2010 and approved by the BOEMRE on December 16, 2010 effective August 1, 2010. [The attached Assignment and Bill of Sale was also filed on November 15, 2010 at Conveyance Book 1835, Page 509, Instrument No. 1102379 of the conveyance records of Lafourche Parish, Louisiana.]

11.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33707) from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (with Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEMRE on February 11, 2011 and approved by the BOEMRE on March 4, 2011 effective May 1, 2010. [The attached Assignment of Record Title Interest was also filed on November 21, 2011 at Conveyance Book 1259, Page 534, File No. 2011-00004952 of the conveyance records of Plaquemines Parish, Louisiana.]

12.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33707) from Hall-Houston Exploration III, L.P. to Ridgewood Energy Corporation (with Assignment and Bill of Sale dated October 15, 2010 but effective August 1, 2010 between the same parties attached thereto), filed with the BOEMRE on March 16, 2011 and approved by the BOEMRE on March 31, 2011 effective August 1, 2010.

Exhibits: Page 42

13.        Assignment of Shallow Operating Rights Interest (for the Shallow EW 834 OR) dated effective October 12, 2010 from Ridgewood Energy Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC and Ridgewood Energy V Fund, LLC, filed with the BOEMRE on April 22, 2011.

14.       Assignment of Shallow Operating Rights Interest (for the Shallow EW 834 OR) dated effective October 12, 2010 from Ridgewood Energy Corporation to Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC and Ridgewood Energy Gulf of Mexico Oil and Gas Fund, LLC,, filed with the BOEMRE on April 22, 2011.

15.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for the EW 834 RT) from Ridgewood Energy Corporation to Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC and Ridgewood Energy Gulf of Mexico Oil and Gas Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on July 14, 2011 effective August 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 137, Instrument No. 1112143 of the conveyance records of Lafourche Parish, Louisiana.]

16.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for the EW 834 RT) from Ridgewood Energy Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC and Ridgewood Energy V Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on July 14, 2011 effective August 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 130, Instrument No. 1112142 of the conveyance records of Lafourche Parish, Louisiana.]

17.       Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Deep EW 834 OR) from Ridgewood Energy Corporation to Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC and Ridgewood Energy Gulf of Mexico Oil and Gas Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on July 14, 2011 effective August 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 137, Instrument No. 1112143 of the conveyance records of Lafourche Parish, Louisiana.]

18.       Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Deep EW 834 OR) from Ridgewood Energy Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC and Ridgewood Energy V Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on July 14, 2011 effective August 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 130, Instrument No. 1112142 of the conveyance records of Lafourche Parish, Louisiana.]

Exhibits: Page 43

19.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33707) from Ridgewood Energy Corporation to Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC and Ridgewood Energy Gulf of Mexico Oil and Gas Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on June 10, 2011 effective May 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 137, Instrument No. 1112143 of the conveyance records of Lafourche Parish, Louisiana.]

20.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33707) from Ridgewood Energy Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC and Ridgewood Energy V Fund, LLC (with Assignment of Oil and Gas Leases between the same parties attached thereto), filed with the BOEMRE on May 17, 2011 and approved by the BOEMRE on June 10, 2011 effective May 1, 2010. [The attached Assignment of Oil and Gas Leases was also filed on May 9, 2011 at Conveyance Book 1851, Page 130, Instrument No. 1112142 of the conveyance records of Lafourche Parish, Louisiana.]

21.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33177) from BP Exploration & Production Inc. to Walter Oil & Gas Corporation (with Exhibit “A” between the same parties attached thereto), filed with the BOEM on August 10, 2012 and approved by the BOEM on October 2, 2012 effective August 8, 2012.

22.       Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the operating rights in OCS-G 33140 as to the SW/4 SW/4, S/2 SE/2 SW/4 and S/2 SW/4 SE/4 of Block 790, Ewing Bank, limited to depths from 17,000' SSTVD down to and including 21,400' SSTVD (the “Prior EW 790 OR”)) from Noble Energy, Inc. to Walter Oil & Gas Corporation (with Assignment of Operating Rights in Oil and Gas Lease between the same parties attached thereto), filed with the BOEM on December 27, 2012 and approved by the BOEM on February 14, 2013 effective January 15, 2010.

23.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33177) from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (with Assignment of Leasehold Interest between the same parties attached thereto), filed with the BOEM on January 16, 2013 and approved by the BOEM on January 29, 2013 effective August 8, 2012. [The attached Assignment of Leasehold Interest was also filed on February 4, 2013 at Conveyance Book 1289, Page 18, File No. 2013-00000595 of the conveyance records of Plaquemines Parish, Louisiana.]

24.      Assignment of Overriding Royalty Interest dated effective January 15, 2010 from the Sellers, Walter and others to Noble Energy, Inc. (for certain portions of OCS-G 27982), filed with the BOEM on January 31, 2013.

Exhibits: Page 44

25.      Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Prior EW 790 OR) from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (with Assignment of Leasehold Interest between the same parties attached thereto), filed with the BOEM on February 28, 2013 and approved by the BOEM on March 15, 2013 effective January 15, 2010. [The attached Assignment of Leasehold Interest was also filed on March 22, 2013 at Conveyance Book 1920, Page 592, Instrument No. 1152711 of the conveyance records of Lafourche Parish, Louisiana.]

26.        Assignment of Overriding Royalty Interest dated May 9, 2013 but effective August 1, 2010 by the Sellers (and others) to Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette and Scott D. Coe (for the Prior EW 790 OR), filed with the BOEM on June 4, 2013 and filed June 10, 2013 at Conveyance Book 1928, Page 344, Instrument No. 1157685 of the conveyance records of Lafourche Parish, Louisiana.

27.        Assignment of Overriding Royalty Interest dated September 30, 2013 but effective August 1, 2010 by Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette and Scott D. Coe to the Sellers (and others) (for the Prior EW 790 OR), filed with the BOEM on November 6, 2013 and filed on November 15, 2013 at Conveyance Book 1948, Page 579, Instrument No. 1167694 of the conveyance records of Lafourche Parish, Louisiana.

28.      Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease (for the Prior EW 790 OR) from Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC to Walter Oil & Gas Corporation, filed with the BOEM on July 1, 2014 and approved by the BOEM on June 10, 2015 effective January 15, 2010.

29.        Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33140) from Noble Energy, Inc. to Walter Oil & Gas Corporation (with Assignment of Record Title and Overriding Royalty Interest in Oil and Gas Lease between the same parties attached thereto), filed with the BOEM on July 1, 2014 and approved by the BOEM on June 12, 2015 effective January 15, 2010. [The attached Assignment of Record Title and Overriding Royalty Interest in Oil and Gas Lease was also filed on August 4, 2014 at Conveyance Book 1323, Page 453, File No. 2014-00003151 of the conveyance records of Plaquemines Parish, Louisiana and on August 4, 2014 at Conveyance Book 1974, Page 667, Instrument No. 1182372 of the conveyance records of Lafourche Parish, Louisiana.]

30.      Assignment of Overriding Royalty Interest in Oil and Gas Lease dated effective January 15, 2010 from Walter to Noble Energy, Inc. (for certain portions of OCS-G 33140), filed with the BOEM by Walter on June 29, 2016 and by Noble Energy, Inc. on August 4, 2016 and filed July 28, 2016 at Conveyance Book 1362, Page 826, File No. 2016-00003099 of the conveyance records of Plaquemines Parish, Louisiana.

Exhibits: Page 45

31.       Assignment of Overriding Royalty Interest dated August 17, 2016 but effective August 1, 2010 from the Sellers (and others) to Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette and Scott D. Coe (for certain portions of OCS-G 33140), filed with the BOEM on August 19, 2016 and filed on September 2, 2016 at Conveyance Book 2046, Page 615, Instrument No. 1225710 of the conveyance records of Lafourche Parish, Louisiana.

32.       Assignment of Record Title Interest in Federal OCS Oil and Gas Lease (for OCS-G 33140) from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (with Partial Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEM on August 26, 2016 and approved by the BOEM on September 13, 2016 effective January 15, 2010.

33.       Assignment of Record Title Rights Interest in Federal OCS Oil and Gas Lease (for OCS-G 35805) from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (with Partial Assignment of Record Title Interest between the same parties attached thereto), filed with the BOEM on December 15, 2016 and approved by the BOEM on December 29, 2016 effective July 1, 2016. [The Partial Assignment of Record Title Interest was also filed on December 14, 2016 at Conveyance Book 2056, Page 479, Instrument No. 1231475 of the conveyance records of Lafourche Parish, Louisiana.]

34.       Assignment of Overriding Royalty Interest in Oil and Gas Leases dated effective January 15, 2010 from the Sellers, Buyers and others to Noble Energy, Inc. (for various portions of OCS-G 27982, OCS-G 33177 and OCS-G 33707), filed with the BOEM on February 21, 2017 in its lease files for OCS-G 27982 and OCS-G 33177.

35.       Assignment of Shallow Overriding Royalty Interest dated effective August 1, 2010 from Walter Oil & Gas Corporation to the Sellers and others (for the Shallow EW 834 OR), executed contemporaneously with this Agreement and to filed with the BOEM in its lease files for OCS-G 27982.

36.       Act of Clarification among Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette, Janet Shomette, Scott D. Coe and Rosanne Coe dated effective August 1, 2010, delivered contemporaneously herewith and to be filed in the BOEM lease files for OCS-G 27982, OCS-G 33140 and OCS-G 33707 and in the conveyance records of Lafourche Parish, Louisiana (the “Hall-Houston Group Clarification”).

37.       Act of Correction and Clarification among the Sellers and others (including Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette et ux. and Scott D. Coe et ux.) dated effective August 1, 2010, delivered contemporaneously herewith and to be filed with the BOEM in its lease files for OCS-G 27982, OCS-G 33140 and OCS-G 33707 and in the conveyance records of Lafourche Parish, Louisiana (the “Hall-Houston ORRI Allocation”).

Exhibits: Page 46

38.       Act of Correction and Clarification among Sellers, Buyers and others dated effective March 1, 2010, delivered contemporaneously herewith and to be filed in the BOEM lease files for OCS-G 27982, OCS-G 33140 and OCS-G 33707 and in the conveyance records of Lafourche Parish, Louisiana (the “Walter ORRI Allocation”).

Part 2: other Contracts

39.       Farmout and Co-Development Agreement dated effective January 15, 2010, by and between Noble Energy, Inc. and Walter Oil & Gas Corporation covering portions of OCS-G 27982 (Ewing Bank 834) and OCS-G 33140 (Ewing Bank 790), as amended by First Amendment to Farmout and Co-Development Agreement dated effective September 1, 2011, as further amended by Second Amendment to Farmout and Co-Development Agreement dated effective September 1, 2012, as further amended by Third Amendment to Farmout and Co-Development Agreement dated effective November 1, 2013, as further amended by Fourth Amendment to Farmout and Co-Development Agreement dated effective March 1, 2015 (the “Noble Farmout Agreement”).

40.       Participation Agreement dated effective February 1, 2010 between Walter Oil & Gas Corporation and Ridgewood Energy Corporation (as to, among other things, OCS-G 27982 (Ewing Bank 834) and a portion of OCS-G 33140 (Ewing Bank 790)).

41.       Participation Agreement dated effective February 1, 2010 between Walter Oil & Gas Corporation and Hall-Houston Exploration III, L.P. (as to, among other things, a portion of OCS-G 33140 (Ewing Bank 790)).

42.       Offshore Operating Agreement dated effective February 1, 2010 between Walter Oil & Gas Corporation, as Operator, and Hall-Houston Exploration III, L.P., Ridgewood Energy Corporation, Royal Offshore, LLC and Gordy Oil Company, as Non-Operators (a Memorandum of Operating Agreement and Financing Statement dated effective February 1, 2010 for which was filed on August 14, 2012 with the BOEM in its lease files for OCS-G 27982 and OCS-G 33140, on August 14, 2012 at Conveyance Book 3001, Page 434, Instrument No. 11238553 in the conveyance records of Jefferson Parish, Louisiana and at Mortgage Book 4541, Page 477, Instrument No. 11238554 of the mortgage records of Jefferson Parish, Louisiana and on August 13, 2012 under File No. 2012-00003746 at Conveyance Book 1275, Page 630, Mortgage Book 595, Page 391 and UCC File No. 38-12-1043 of the public records of Plaquemines Parish, Louisiana), as ratified and amended by Ratification and Amendment of Operating Agreement dated effective December 15, 2011, as ratified and amended by letter agreement dated November 10, 2015, as amended by Amendment to Offshore Operating Agreement dated effective as of February 1, 2010, as amended by letter agreement dated June 25, 2015 as amended by letter agreement dated June 28, 2016 and as amended by letter agreement dated January 11, 2017 (collectively, the “Operating Agreement”).

43.       Letter Agreement dated effective September 14, 2010 between Hall-Houston Exploration III, L.P. and Ridgewood Energy Corporation.

Exhibits: Page 47

44.       Purchase and Sale Agreement entered into on October 12, 2010, but effective as of August 1, 2010, by and between Hall-Houston Exploration III, L.P., as Seller, and Ridgewood Energy Corporation, as Buyer.

45.       That certain letter agreement dated effective as of May 7, 2014, by and between Walter Oil & Gas Corporation and Gordy Oil Company, Ridgewood Energy O Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy A-1 Fund, LLC and Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. related to authorization for expenditure to lease platform rig H&P 203 (“Rig”) and perform modifications to the Rig for operations in the EW 834 (Coelacanth) Field.

46.       Drilling Unit Rental Agreement for Offshore Operations dated June 2, 2014, by and between Helmerich & Payne International Drilling Co. and Walter Oil & Gas Corporation.

47.       Platform Labor Services Contract (Options) dated June 2, 2014, by and between Walter Oil and Gas Corporation and Helmerich & Payne International Drilling Co. for Platforms EW 834 and ST 311.

48.       Unit Agreement for Outer Continental Shelf Exploration, Development, and Production Operations on the Ewing Bank Block 834 Unit (Portions of Ewing Bank Blocks 790, 834, 835 and Mississippi Canyon Block 793) (Contract No. 754315005) dated effective November 1, 2014 between Walter Oil & Gas Corporation, as Operator and Working Interest Owner, and Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P., ILX Prospect Beta, LLC, Houston Energy Deepwater Ventures VII, LLC, Gordy Oil Company and Noble Energy, Inc., as Working Interest Owners, approved by BSEE on April 15, 2015 effective November 1, 2014, as amended by First Amendment to Unit Agreement for Outer Continental Shelf Exploration, Development, and Production Operations on the Ewing Bank Block 834 Unit (Portions of Ewing Bank Blocks 790, 834, 835 and Mississippi Canyon Block 793) (Contract No. 754315005) dated effective April 1, 2016 (amending article13.3), filed with the BSEE on April 12, 2016 and approved by BSEE on July 20, 2016 effective April 1, 2016 (collectively, the “Unit Agreement”).*

*       The parties to the Unit Agreement have executed a Second Amendment to the Ewing Bank 834 Unit Agreement dated effective March 1, 2018 and submitted same to BSEE on or about June 20, 2018 for its approval.

49.       Unit Operating Agreement dated effective November 1, 2014 between Walter Oil & Gas Corporation, as Operator, and Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P., ILX Prospect Beta, LLC, Houston Energy Deepwater Ventures VII, LLC, Gordy Oil Company and Noble Energy, Inc., as Non-Operators.

Exhibits: Page 48

50.       Stipulation for Noble Energy, Inc.’s Executions of the EW 834 Unit Agreement and the EW 834 Unit Operating Agreement dated effective December 1, 2014.

51.       Production Handling, Gathering and Operating Services Agreement for Mississippi Canyon Block 794 (“Claiborne”) at Ewing Bank Block 834 “A” Platform (“Host”) and through lateral lines by and between Walter Oil & Gas Corporation, Houston Energy Deepwater Venture VII, LLC, Gordy Oil Company, Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC, as host owners and lateral line owners and LLOG Exploration Offshore L.L.C., LLOG Exploration & Production Company, L.L.C., Beacon Offshore Energy Operating LLC, Red Willow Offshore, LLC, CL&F Offshore LLC, Ridgewood Claiborne, LLC and ILX Prospect Claiborne, LLC, as producers, dated effective as of December 12, 2016, as amended by that certain First Amendment to Production Handling, Gathering and Operating Services Agreement dated effective February 10, 2017, as further amended by that certain Second Amendment to Production Handling, Gathering and Operating Services Agreement dated effective as of February 10, 2017, as further amended by that certain Third Amendment to Production Handling, Gathering and Operating Services Agreement dated effective as of March 9, 2017.

[End of Exhibit A-2]

Exhibits: Page 49

Exhibit A-3

Burdens[*]

For OCS-G 27982 (Ewing Bank 834)

1.       the lessor’s royalty of 12.5% for such Lease.

2.       the 0.8% of 8/8ths overriding royalty interest in the EW 834 RT, as reserved by that Assignment of Record Title Interest dated effective March 1, 2010 from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease between the same parties for the EW 834 RT, filed with the BOEMRE on August 9, 2010 and approved by the BOEMRE on August 19, 2010 effective March 1, 2010), as clarified by the Walter ORRI Allocation. [The Assignment of Record Title Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 404, Instrument No. 1099167 of the conveyance records of Lafourche Parish, Louisiana.]*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.191680% of 8/8ths): O Fund, 0.08280% of 8/8th; S Fund, 0.02888% of 8/8ths; T Fund, none; V Fund, 0.04240% of 8/8th; W Fund, 0.00440% of 8/8th; A-1 Fund, none; and B-1 Fund, 0.03320% of 8/8th.

3.       the 0.8% of 8/8ths overriding royalty in the Deep EW 834 OR, as reserved by that Assignment of Operating Rights Interest dated effective March 1, 2010 from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (attached as Exhibit “A” to that Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease between the same parties for the Deep EW 834 OR, filed with the BOEMRE on September 13, 2010 and approved by the BOEMRE on September 22, 2010 effective March 1, 2010), as clarified by the Walter ORRI Allocation. [The Assignment of Operating Rights Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 412, Instrument No. 1099169 of the conveyance records of Lafourche Parish, Louisiana.]*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.191680% of 8/8ths): O Fund, 0.08280% of 8/8th; S Fund, 0.02888% of 8/8ths; T Fund, none; V Fund, 0.04240% of 8/8th; W Fund, 0.00440% of 8/8th; A-1 Fund, none; and B-1 Fund, 0.03320% of 8/8th.

4.       the 0.8% of 8/8ths overriding royalty in the Shallow EW 834 OR, as reserved by that Assignment of Shallow Operating Rights dated effective August 1, 2010 as to an undivided 20% of 8/8ths of the Shallow EW 834 OR from Walter Oil & Gas Corporation to Sellers (and others), executed contemporaneously with this Agreement and to filed with the BOEM in its lease files for OCS-G 27982.*

*        Except as otherwise noted in this Exhibit A-3, the Transferred Interest of each Seller bears the following corresponding undivided percentage of each Burden: O Fund, 2.070% of 8/8th; S Fund, 0.722% of 8/8th; T Fund, 0.344% of 8/8th; V Fund, 1.060% of 8/8th; W Fund, 0.110% of 8/8th; A-1 Fund, 0.364%; and B-1 Fund, 0.830% of 8/8th.

Exhibits: Page 50

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.191680% of 8/8ths): O Fund, 0.08280% of 8/8th; S Fund, 0.02888% of 8/8ths; T Fund, none; V Fund, 0.04240% of 8/8th; W Fund, 0.00440% of 8/8th; A-1 Fund, none; and B-1 Fund, 0.03320% of 8/8th.

5.           the 0.525% of 8/8ths overriding royalty interest in all oil, gas, and other hydrocarbons produced, saved, and sold from the Shallow EW 834 OR, as reserved by that Assignment of Operating Rights Interest dated effective March 1, 2010 from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P., filed with the BOEMRE on October 12, 2010 and filed on November 4, 2010 at Conveyance Book 1834, Page 628, Instrument No. 1101780 of the conveyance records of Lafourche Parish, Louisiana, as clarified by the Walter ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.029736% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.014448% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.015288% of 8/8th; and B-1 Fund, none.

6.           the 0.5250% of 8/8ths overriding royalty interest in the EW 834 RT, as reserved by that Assignment of Record Title Interest dated effective March 1, 2010 from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease between the same parties for the EW 834 RT, filed with the BOEMRE on November 2, 2010 and approved by the BOEMRE on November 16, 2010 effective March 1, 2010), as clarified by the Walter ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.029736% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.014448% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.015288% of 8/8th; and B-1 Fund, none.

7.           the 0.5250% of 8/8ths overriding royalty interest in the Deep EW 834 OR, as reserved by that Assignment of Operating Rights Interest dated effective March 1, 2010 from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (attached as Exhibit “A” to that Assignment of Operating Rights Interest in Federal OCS Oil and Gas Lease between the same parties for the Deep EW 834 OR, filed with the BOEMRE on November 2, 2010 and approved by the BOEMRE on November 16, 2010 effective March 1, 2010), as clarified by the Walter ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.029736% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.014448% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.015228% of 8/8th; and B-1 Fund, none.

8.           the 2% of 12.5% of 6/6ths overriding royalty interest payable out of all oil, gas, casinghead gas and associated substances produced, saved and marketed from the EW 834 RT, the Deep EW 834 OR and the Shallow EW 834 OR, as granted by that Assignment of Overriding Royalty Interest dated October 11, 2010 but effective August 1, 2010 from Hall-Houston Exploration III, L.P. to South River Investments, Inc., David B. Shomette and Scott D. Coe, filed with the BOEMRE on October 22, 2010 and filed on July 24, 2013 at Conveyance Book 1933, Page 865, Instrument No. 1160812 of the conveyance records of Lafourche Parish, Louisiana, as clarified by the Hall-Houston Clarification and the Hall-Houston ORRI Allocation.*

Exhibits: Page 51

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.014160% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.00688% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.00728% of 8/8th; and B-1 Fund, none.

9.           the 1.3% of 6/6ths overriding royalty interest in and to all oil, gas, other hydrocarbons, and all other minerals produced, saved and sold from the NE/4 NE/4, NW/4 NE/4 and N/2 NE/4 NW/4 of Block 834, Ewing Bank, from 17,000' SS TVD down to and including 21,400' SS TVD,

as granted by that Assignment of Overriding Royalty Interest dated effective January 15, 2010 from the Sellers, Walter and others to Noble Energy, Inc., filed with the BOEM on January 31, 2013.

10.          the 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from

Block 834, Ewing Bank, insofar and only insofar as such Lease covers the NE/4 NE/4, NW/4 NE/4 and N/2 NE/4N W/4 of Block 834 of Ewing Bank and further limited to those depths from the surface down to 17,000' TVDSS and from 21,400' TVDSS down to 26,000' TVDSS and the S/2 NE/4, NW/4 NW/4, N/2 SE/4 NW/4 and S/2 NE/4 NW/4 from the surface down to 26,000' TVDSS, as granted by that Assignment of Overriding Royalty Interest in Oil and Gas Leases dated effective January 15, 2010 from the Sellers, Buyers and others to Noble Energy, Inc., filed with the BOEM on February 21, 2017 in its lease files for OCS-G 27982 and OCS-G 33177.

For OCS-G 33140 (Ewing Bank 790)

11.          the lessor’s royalty of 18.75% for such Lease.

12.          the 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from

Block 790, Ewing Bank, insofar and only insofar as such Lease covers the SW/4 SW/4; S/2 SE/4 SW/4; S/2 SW/4 SE/4; and NW/4 SE/4 SW/4 of Block 790 of Ewing Bank and further limited to those depths from the surface down to 26,000' TVDSS,

(the “Shallow EW 790 Depths”), as granted by that Assignment of Overriding Royalty Interest in Oil and Gas Lease dated effective January 15, 2010 from Walter to Noble Energy, Inc., filed with the BOEM by Walter on June 29, 2016 and by Noble Energy, Inc. on August 4, 2016 and filed July 28, 2016 at Conveyance Book 1362, Page 826, File No. 2016-00003099 of the conveyance records of Plaquemines Parish, Louisiana.

Exhibits: Page 52

13.          the 2.0% of 12.5% of 6/6ths overriding royalty in and to all, oil, gas, other hydrocarbons, and all other minerals produced, saved and sold from the Shallow EW 790 Depths, as granted by that Assignment of Overriding Royalty Interest dated August 17, 2016 but effective August 1, 2010 from the Sellers (and others) to Hall-Houston Exploration III, L.P., South River Trust, David B. Shomette and Scott D. Coe, filed with the BOEM on August 19, 2016 and filed on September 2, 2016 at Conveyance Book 2046, Page 615, Instrument No. 1225710 of the conveyance records of Lafourche Parish, Louisiana, as clarified by the Hall-Houston Clarification and the Hall-Houston ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.014160% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.00688% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.00728% of 8/8th; and B-1 Fund, none.

14.          the 1.325% of 8/8ths overriding royalty interest in such Lease, as reserved in that Partial Assignment of Record Title Interest dated effective January 15, 2010 from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease between the same parties, filed with the BOEM on August 26, 2016 and approved by the BOEM on September 13, 2016 effective January 15, 2010), as clarified by the Walter ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.221416% of 8/8th): O Fund, 0.082800% of 8/8th; S Fund, 0.028880% of 8/8ths; T Fund, 0.014448%; V Fund, 0.042400% of 8/8th; W Fund, 0.004400% of 8/8th; A-1 Fund, 0.015288%; and B-1 Fund, 0.033200% of 8/8th.

For OCS-G 33177 (Mississippi Canyon 793)

15.          the lessor’s royalty of 18.75% for such Lease.

16.          the 0.188144% of 8/8ths overriding royalty interest in such Lease, as reserved in that Assignment of Leasehold Interest dated effective August 8, 2012 from Walter Oil & Gas Corporation to Ridgewood Energy O Fund, LLC, Ridgewood Energy Q Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy Y Fund, LLC, Ridgewood Energy A-1 Fund, LLC, Ridgewood Energy B-1 Fund, LLC, Ridgewood Energy Gulf of Mexico Oil and Gas Fund, L.P. and ILX Prospect Beta, LLC (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease between the same parties, filed with the BOEM on January 16, 2013 and approved by the BOEM on January 29, 2013 effective August 8, 2012), as clarified by the Walter ORRI Allocation. [The Assignment of Leasehold Interest was also filed on February 4, 2013 at Conveyance Book 1289, Page 18, File No. 2013-00000595 of the conveyance records of Plaquemines Parish, Louisiana.]*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.031840% of 8/8ths): O Fund, 0.011983% of 8/8th; S Fund, 0.004180% of 8/8ths; T Fund, 0.001991% of 8/8th; V Fund, 0.006136% of 8/8th; W Fund, 0.000637% of 8/8th; A-1 Fund, 0.002107% of 8/8th; and B-1 Fund, 0.004805% of 8/8th.

Exhibits: Page 53

17.          the 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from

Block 793, Mississippi Canyon, insofar and only insofar as such Lease covers the W/2 W/2 NW/4 of Block 793 of Mississippi Canyon and further limited to those depths from the surface down to 26,000' TVDSS, as granted by that Assignment of Overriding Royalty Interest in Oil and Gas Leases dated effective January 15, 2010 from the Sellers, Buyers and others to Noble Energy, Inc., filed with the BOEM on February 21, 2017 in its lease files for OCS-G 27982 and OCS-G 33177.*

*       The parties to the Unit Agreement have executed a Second Amendment to the Ewing Bank 834 Unit Agreement dated effective March 1, 2018 and submitted same to BSEE on or about June 20, 2018 for its approval. Upon its approval but effective March 1, 2018, Fieldwood Energy LLC (as successor in interest to Noble Energy, Inc. under the Noble Farmout Agreement assignment) will be also be entitled to a 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from this same block insofar as such Lease covers the E/2 W/2 NW/4 and E/2 NW/4 of this block and further limited to those depths from the surface down to 26,000' TVDSS.

For OCS-G 33707 (Ewing Bank 835)

18.           the lessor’s royalty of 18.75% for such Lease.

19.           the 0.115781% overriding royalty interest in such Lease, as reserved in that Assignment of Record Title Interest dated effective May 1, 2010 from Walter Oil & Gas Corporation to Ridgewood Energy Corporation (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease from Walter Oil & Gas Corporation to Ridgewood Energy Corporation for OCS-G 33707, filed with the BOEM on August 9, 2010 and approved by the BOEM on August 19, 2010 effective May 1, 2010), as clarified by the Walter ORRI Allocation. [The Assignment of Record Title Interest was also filed September 21, 2010 at Conveyance Book 1830, Page 408, Instrument No. 1099168 of the conveyance records of Lafourche Parish, Louisiana.]*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.027741% of 8/8ths): O Fund, 0.011983% of 8/8th; S Fund, 0.004180% of 8/8ths; T Fund, none; V Fund, 0.006136% of 8/8th; W Fund, 0.000637% of 8/8th; A-1 Fund, none; and B-1 Fund, 0.004805% of 8/8th.

20.          the 0.072363% overriding royalty interest in such Lease, as reserved in that Assignment of Record Title Interest dated effective May 1, 2010 from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. (attached as Exhibit “A” to that Assignment of Record Title Interest in Federal OCS Oil and Gas Lease from Walter Oil & Gas Corporation to Hall-Houston Exploration III, L.P. for OCS-G 33707, filed with the BOEM on February 11, 2011 and approved by the BOEM on March 4, 2011 effective May 1, 2010) , as clarified by the Walter ORRI Allocation.*

Exhibits: Page 54

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.004099% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.001991% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.002107% of 8/8th; and B-1 Fund, none.

21.         the 2% of 12.5% of 6/6ths overriding royalty interest payable out of all oil, gas, casinghead gas and associated substances produced, saved and marketed from such Lease, as granted by that Assignment of Overriding Royalty Interest dated October 11, 2010 but effective August 1, 2010 from Hall-Houston Exploration III, L.P. to South River Investments, Inc., David B. Shomette and Scott D. Coe, filed with the BOEMRE on October 22, 2010 and filed on July 24, 2013 at Conveyance Book 1933, Page 865, Instrument No. 1160812 of the conveyance records of Lafourche Parish, Louisiana, as clarified the Hall-Houston Clarification and the Hall-Houston ORRI Allocation.*

*       The interests of each Seller bear the following corresponding undivided percentage of this overriding royalty interest (for a combined 0.014160% of 8/8th): O Fund, none; S Fund, none; T Fund, 0.00688% of 8/8th; V Fund, none; W Fund, none; A-1 Fund, 0.00728% of 8/8th; and B-1 Fund, none.

22.          the 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from

Block 835, Ewing Bank, insofar and only insofar as such Lease covers the North 7,800' of Block 835 of Ewing Bank and further limited to those depths from the surface down to 26,000' TVDSS,

as granted by that Assignment of Overriding Royalty Interest in Oil and Gas Leases dated effective January 15, 2010 from the Sellers, Buyers and others to Noble Energy, Inc., filed with the BOEM on February 21, 2017 in its lease files for OCS-G 27982 and OCS-G 33177.

For OCS-G 35805 (Ewing Bank 789)

23.           the lessor’s royalty of 18.75% for such Lease.

24.         The parties to the Unit Agreement have executed a Second Amendment to the Ewing Bank 834 Unit Agreement dated effective March 1, 2018 and submitted same to BSEE on or about June 20, 2018 for its approval. Upon its approval but effective March 1, 2018, Fieldwood Energy LLC (as successor in interest to Noble Energy, Inc. under the Noble Farmout Agreement) will be entitled to a 1.3% of 8/8ths overriding royalty interest in all oil and gas produced, saved and sold from

Block 789, Ewing Bank, insofar and only insofar as such Lease covers the SE/4 of Block 789 of Ewing Bank and further limited to those depths from the surface down to 26,000' TVDSS,

[End of Exhibit A-3]

Exhibits: Page 55

Exhibit B

Allocated Values

Properties	O Fund	S Fund	T Fund	V Fund	W Fund	A-1 Fund	B-1 Fund	Total
Gross Working Interest	2.07%	0.722%	0.344%	1.06%	0.11%	0.364%	0.83%	5.50000%
OCS-G 27982 (Ewing Bank 834)	$4,279,311	$1,492,591	$711,151	$2,191,338	$227,403	$752,497	$1,715,859	$11,370,150
OCS-G 33140 (Ewing Bank 790)	$10,082,556	$3,516,718	$1,675,555	$5,163,048	$535,788	$1,772,971	$4,042,764	$26,789,400
OCS-G 33177 (Mississippi Canyon 793)	$558,900	$194,940	$92,880	$286,200	$29,700	$98,280	$224,100	$1,485,000
OCS-G 33707 (Ewing Bank 835)	$314,847	$109,816	$52,322	$161,226	$16,731	$55,364	$126,243	$836,550
OCS-G 35805 (Ewing Bank 789)	$3,394,386	$1,183,936	$564,091	$1,738,188	$180,378	$596,887	$1,361,034	$9,018,900
TOTAL	$18,630,000	$6,498,000	$3,096,000	$9,540,000	$990,000	$3,276,000	$7,470,000	$49,500,000

[End of Exhibit B]

Exhibits: Page 56

Exhibit C

Assignment and Bill of Sale

This Assignment and Bill of Sale (this “Assignment”) is executed on August 10, 2018 (the “Closing Date”) but effective as of January 1, 2018, at 7:00 a.m., Central Time Zone (the “Effective Time”) by and among Ridgewood Energy O Fund, LLC, Ridgewood Energy S Fund, LLC, Ridgewood Energy T Fund, LLC, Ridgewood Energy V Fund, LLC, Ridgewood Energy W Fund, LLC, Ridgewood Energy A-1 Fund, LLC and Ridgewood Energy B-1 Fund, LLC, each a Delaware limited liability company with a mailing address of 14 Philips Parkway, Montvale, New Jersey 07645, (each a “Seller” and collectively the “Sellers”) on the one hand and Walter Oil & Gas Corporation, a Texas corporation, (“Walter”) and Gordy Oil Company, a Texas corporation, (“Gordy”) (each a “Buyer” and collectively the “Buyers”) on the other hand.

For good and valuable cause and consideration, the receipt and sufficiency are hereby acknowledged, each Seller does hereby sell, assign, transfer and deliver to Buyer, and Buyer hereby purchases and accepts from such Seller, effective as of the Effective Time an undivided one-half of such Seller’s Transferred Interest, where the term “Transferred Interests” with respect to a Seller means the following undivided interest (expressed as a percentage on an 8/8ths basis with respect to the Properties) in and to the Properties:

(i)	Ridgewood Energy O Fund, LLC	-	2.070%
(ii)	Ridgewood Energy S Fund, LLC	-	0.722%
(iii)	Ridgewood Energy T Fund, LLC	-	0.344%
(iv)	Ridgewood Energy V Fund, LLC	-	1.060%
(v)	Ridgewood Energy W Fund, LLC	-	0.110%
(vi)	Ridgewood Energy A-1 Fund, LLC	-	0.364%
(vii)	Ridgewood Energy B-1 Fund, LLC	-	0.830%

The term “Transferred Interest” with respect to a Seller also includes without limitation such Seller’s undivided net revenue interests in the Leases as set forth in Exhibit A-1 to the Agreement (as defined below). This assignment is made and accepted subject to the following provisions.

1.       This Assignment is made subject to the Purchase and Sale Agreement signed contemporaneously herewith effective as of the Effective Time by and between Sellers and Buyers relating to the Properties (as defined below) and Transferred Interests (the “Agreement”). In the event of any conflict between this Assignment and the Agreement, the Agreement shall control. However, Sellers and Buyers acknowledge and agree that nothing in the Agreement limits, expands or otherwise modifies the definition or scope of the Properties and Transferred Interests as set forth above in this Assignment. Capitalized terms used but not defined in this Assignment shall have the meanings set forth in the Agreement.

2.       As used this Assignment, the following terms have the following meanings: The term “Properties” means the following assets (less and except the Excluded Assets):

Exhibits: Page 57

(a)       All of the oil, gas, other Hydrocarbon and mineral leases (or portions thereof) described in Part 1 of Exhibit A hereto (collectively, the “Leases”); all subleases, working interests, record title interests, operating rights interests, royalty interests, overriding royalty interests, production payments, net profit interests, reversionary interests, carried interest, rights to take royalties in-kind and all other interests of any kind or character in Hydrocarbons in place and the leasehold estates created thereby, (together with all other mineral interests of every nature) related to any Leases or any lands covered by the Leases or lands pooled or unitized with any portions of any Lease; and all corresponding interests in and to all the property and rights of any nature that arise by Law or otherwise and are incident to any of the foregoing, including all rights in any pooled or unitized acreage by virtue of the Leases having been pooled into such pools or units; all production from any pool or unit allocated to any such lands; and all interests in any wells within any pool or unit associated with any such lands; and all reversionary interests, convertible interests and net profits interests applicable to any Lease or any such lands (collectively, “Leasehold Interests”);

(b)       all units (whether formed by voluntary agreement or under the rules, regulations, orders or other official acts of any Governmental Entity having appropriate jurisdiction) to the extent they relate to any or all of the Leasehold Interests or any lands covered thereby or pooled or unitized with any portion thereof (collectively, the “Units”);

(c)       all wells and wellbores (whether producing, plugged and abandoned, shut-in, injection, disposal, water supply or otherwise) located in whole or in part on any lands covered by or subject to any Leasehold Interest or Unit (including the wellbores described in Part 3 of Exhibit A hereto) (the “Wells”);

(d)       all easements, rights-of-way, servitudes, surface leases, subsurface leases, other interests in production of Hydrocarbons and similar rights and privileges directly related to or used in connection with any or all of the Leasehold Interests, Units and Wells (including those described in Part 2 of Exhibit A hereto) (collectively, the “Easements”);

(e)       all movable property, improvements, appurtenances, fixtures, platforms, caissons, facilities, umbilicals, gathering lines, flow lines, injection lines, pipelines, tanks, boilers, buildings, machinery, equipment (surface and downhole), inventory and vessels to the extent the same are situated upon or used or held for use in connection with any or all of the Leasehold Interests, Units, Wells or Easements (collectively, the “Equipment”);

(f)       all of the presently existing and valid farm-out contracts, farm-in contracts, balancing contracts, operating agreements, areas of mutual interest, unit agreements, unit operating agreements, pooling or unit orders and other contracts, agreements and instruments, to the extent they relate to any or all of the Leasehold Interests, Units, Wells, Easements, Equipment or any lands covered or subject to by any Leasehold Interests, Units or Easements (collectively, the “Lands”) or the production of oil, gas or other Hydrocarbon and non-Hydrocarbon substances attributable thereto (including those described on Exhibit A-2 hereto (the “Scheduled Contracts”)) (collectively with the contracts described in described in clauses (a), (b) and (d) above, the “Contracts”);

(g)       all Hydrocarbons produced at or after the Effective Time (and all Hydrocarbons in storage (or otherwise present in any Equipment as line fill or otherwise) at or after the Effective Time) that are attributable to any Leasehold Interests, Units, Wells or Easements; and all imbalances as of the Effective Time with respect to all Hydrocarbons produced from or attributable to any Leasehold Interests, Units, Wells or Easements (the “Imbalances”) and all rights and benefits associated with any Imbalances;

Exhibits: Page 58

(h)      all environmental and other governmental (whether federal, state or local) permits, licenses, orders, authorizations, franchises and related instruments or rights relating to the ownership, operation, production or use of any or all of the foregoing assets (collectively, the “Permits”);

(i)        all records, files, documents, information and data (including without limitation production records, well records, severance Tax records, lease files and accounting records) directly related to any or all of the foregoing assets (collectively, excluding any Excluded Assets, the “Records”);

(j)       all Claims (whether for adjustments, refunds, in warranty or otherwise) (i) accruing at or after the Effective Time to the extent attributable to any or all of the foregoing assets and/or (ii) to the extent attributable to any of the Assumed Liabilities; and

(k)       all accounts receivable for which the Purchase Price is adjusted pursuant to Section 1.7 of the Agreement (as defined below) and all Claims and rights under Liens related thereto.

The term “Claims” shall include claims, demands, causes of action, Liabilities, damages and judgments of any kind or character and all costs, expenses, fines, penalties and fees in connection therewith, including attorney’s fees. The term “Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, official, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel. The term “Hydrocarbons” means all of the oil, liquid hydrocarbons, gas and any and all other liquid or gaseous hydrocarbons, as well as their respective constituent products (including condensate, casinghead gas, distillate and natural gas liquids) and, to the extent useful for the exploration for and production of the foregoing, any other minerals produced in association therewith (including elemental sulfur, helium, carbon dioxide and other non-hydrocarbon substances produced in association with any of the above described items). The term “including” means including without limitation. The term “Law” means all laws, statutes, common law, rules, codes, regulations, restrictions, ordinances, orders, decrees, approvals, directives, judgments, rulings, injunctions, writs, awards and decrees of, or issued or entered by, all Governmental Entities.

3.           Notwithstanding anything to the contrary in this Assignment, the Assets and Transferred Interests do not include the following (the “Excluded Assets”):

(a)       all credits, refunds, accounts, instruments and general intangibles attributable to any Properties with respect to any period of time prior to the Effective Time;

(b)      all Claims of Sellers for refunds of, and all rights of Sellers to loss carry forwards or to receive funds from any Governmental Entity with respect to, (i) ad valorem, severance, production or other Taxes attributable to any period prior to the Effective Time, (ii) income or franchise Taxes or (iii) any Taxes attributable to the other Excluded Assets; and all Claims of Sellers for such other refunds, and rights thereto, for amounts paid (including refunds of amounts paid under any gas gathering or transportation agreement) in connection with any Properties and attributable to the period prior to the Effective Time;

Exhibits: Page 59

(c)       all proceeds, income and revenues (and any security or other deposits made) attributable to (i) any Properties for any period prior to the Effective Time or (ii) any other Excluded Assets;

(d)       all of Sellers’ proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(e)       all of Sellers’ rights and interests in geological and geophysical data that Sellers cannot transfer without the consent of or payment to any Third Party and have been identified in writing to Buyers before the Closing Date and for which Sellers cannot obtain such consent with reasonable commercial efforts;

(f)       all documents and instruments of Sellers (i) that contain markings designating them as protected under the attorney-client privilege; or (ii) prepared by or for counsel;

(g)       all data and other information that cannot be disclosed or assigned to Buyers as a result of confidentiality or similar arrangements under agreements with Persons unaffiliated with Sellers that Sellers have identified in writing to Buyers before the Closing Date and for which Sellers cannot obtain a waiver with reasonable commercial efforts;

(h)       all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets;

(i)       all corporate, partnership and limited liability company financial and income tax records of Sellers;

(j)        all contracts and agreements that are subject to material restrictions for the transfer of a Seller’s right therein to Buyers and have been identified in writing by Sellers to Buyers before the Closing Date and for which Sellers cannot obtain a consent or waiver with reasonable commercial efforts;

(j)      all rights, Claims, and benefits of Sellers under or with respect to any Contract that are attributable to periods prior to the Effective Time;

(k)       all rights and interests of Sellers (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards to the extent arising, in each case, from acts, omissions or events related to, or damage to or destruction of, the Properties occurring prior to the Effective Time;

(l)       all amounts due or payable to Sellers as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Time;

(m)       all proceeds, income, revenues or other benefits not otherwise enumerated above, as well as any security or other deposits made, to the extent attributable to (i) the Transferred Interest for any period prior to the Effective Time, or (ii) any other Excluded Assets;

Exhibits: Page 60

(n)       the following undivided interests (expressed as percentages on an 8/8ths basis) in and to the Properties, which undivided interests Sellers are retaining: as to Ridgewood Energy O Fund, LLC, 2.93%; as to Ridgewood Energy S Fund, LLC, 1.778%; as to Ridgewood Energy T Fund, LLC, 1.656%; as to Ridgewood Energy V Fund, LLC, 1.940%, as to Ridgewood Energy W Fund, LLC, 2.890%, as to Ridgewood Energy A-1 Fund, LLC 1.636%; and as to Ridgewood Energy B-1 Fund, LLC 2.170%; and

(o)       those agreements listed on Exhibit E hereto.

4.            EACH SELLER CONVEYS TITLE TO ITS TRANSFERRED INTERESTS TO BUYERS WITHOUT ANY WARRANTY OF TITLE, EXPRESS, STATUTORY OR IMPLIED, NOT EVEN FOR RETURN OF THE PURCHASE PRICE, except that each Seller shall warrant and defend title to such Seller’s Transferred Interest unto Buyers (and their respective successors and assigned) against (a) every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under such Seller, but not otherwise, subject, however, to the Permitted Encumbrances and the other matters set forth in the Agreement and (b) any overriding royalty interest, reversionary interest or other burden of any kind to such Seller’s Transferred Interest other than those Burdens set forth on Exhibit A-3 to the Agreement.

5.            EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THE SPECIAL WARRANTY OR THE AGREEMENT, BUYERS ACKNOWLEDGE THAT, EXCEPT FOR PURPOSES OF SELLERS’ INDEMNITY OBLIGATIONS UNDER THE AGREEMENT AND OTHER MATTERS AS TO WHICH SELLERS HAVE REPRESENTED AND WARRANTED OR OTHERWISE AGREED, SELLERS HAVE NOT MADE, AND SELLERS HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY COVENANT, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY EQUIPMENT (INCLUDING, WITHOUT LIMITATION, (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF BUYERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (vi) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM REDHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, AND (vii) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT IT BEING THE EXPRESS INTENTION OF SELLERS AND BUYERS THAT THE TRANSFERRED INTEREST WITH RESPECT TO THE EQUIPMENT SHALL BE CONVEYED TO BUYERS AS IS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR. EACH BUYER REPRESENT TO SELLERS THAT SUCH BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE EQUIPMENT AS SUCH BUYER DEEMS APPROPRIATE AND SUCH BUYER WILL ACCEPT ITS SHARE OF THE TRANSFERRED INTEREST WITH RESPECT TO THE EQUIPMENT AS IS, IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

Exhibits: Page 61

6.             Each Buyer assumes an undivided-one half of all obligations of the Farmee under that Farmout and Co-Development Agreement dated effective January 15, 2010, by and between Noble Energy, Inc. and Walter Oil & Gas Corporation covering portions of OCS-G 27982 (Ewing Bank 834) and OCS-G 33140 (Ewing Bank 790) (as amended by First Amendment to Farmout and Co-Development Agreement dated effective September 1, 2011, as further amended by Second Amendment to Farmout and Co-Development Agreement dated effective September 1, 2012, as further amended by Third Amendment to Farmout and Co-Development Agreement dated effective November 1, 2013, as further amended by Fourth Amendment to Farmout and Co-Development Agreement dated effective March 1, 2015) INSOFAR AND ONLY INSOFAR AS such obligations relate to the Transferred Interests.

7.             Sellers and Buyers dispense and release each undersigned notary public from the production of any tax receipts or certificates of mortgage in connection with this Assignment.

8.             This Assignment may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement. This Assignment may be attached as an exhibit to one or more BOEM-0150 or BOEM-0151 forms; any such attachment (together with this Assignment) shall not be intended to convey to Buyers any more than the Transferred Interests.

[remainder of page intentionally blank; signature page follows]

Exhibits: Page 62

Exhibits: Page 63

Exhibits: Page 64

STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by each Seller (appearing through its duly authorized Secretary, Daniel V. Gulino) in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with each Seller and me, Notary, after a due reading of the whole.     WITNESSES to all signatures on this page: Ridgewood Energy O Fund, LLC      Ridgewood Energy S Fund, LLC       Ridgewood Energy T Fund, LLC       Ridgewood Energy V Fund, LLC Signature:     Ridgewood Energy W Fund, LLC     Ridgewood Energy A-1 Fund, LLC Name printed:              Ridgewood Energy B-1 Fund, LLC       Signature:     By: /s/ Daniel V. Gulino Name printed:     Name: Daniel V. Gulino       Title: Secretary       NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires .   [SEAL]       [Signature Page to Purchase and Sale Agreement]  STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by Walter in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with Walter and me, Notary, after a due reading of the whole.   WITNESSES to all signatures on this page:            Walter Oil & Gas Corporation                           By: /s/ Daniel V. Gulino  Signature:     Name: Daniel V. Gulino Name printed:     Title: Secretary                     Signature:         Name printed:               NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires .   [SEAL]   [Signature Page to Purchase and Sale Agreement]  STATE OF TEXAS   COUNTY OF HARRIS   THUS DONE AND SIGNED on the Execution Date by Gordy in the presence of me, the undersigned Notary Public in and for the foregoing jurisdiction, and the undersigned competent witnesses, who sign their names below together with Gordy and me, Notary, after a due reading of the whole.   WITNESSES to all signatures on this page:            Gordy Oil Company                           By: /s/ Thomas R. Speck  Signature:     Name: Thomas R. Speck Name printed:     Title: Vice President                     Signature:         Name printed:             NOTARY PUBLIC, State of Texas   Full name printed:   Commission No.   My commission expires  .   [SEAL]   [Signature Page to Purchase and Sale Agreement]  Andrew M. Adams Chad Elias General Counsel Fritz L. Spencer, III Ann M Hebert 11038209 07-16-2022 Ann M. Hebert 11038209 07-16-2022

Exhibits: Page 65

Exhibit A to Assignment and Bill of Sale
by and between Ridgewood Energy O Fund, LLC and others as Sellers and Walter Oil & Gas Corporation and Gordy Oil Company as Buyers

[same as Exhibit A to the Agreement]

[End of Exhibit A]

Exhibits: Page 66

Exhibit A-2 to Assignment and Bill of Sale
by and between Ridgewood Energy O Fund, LLC and others as Sellers and Walter Oil & Gas Corporation and Gordy Oil Company as Buyers

[same as Exhibit A-2 to the Agreement]

[End of Exhibit A-2]

Exhibits: Page 67

Exhibit E to Assignment and Bill of Sale
by and between Ridgewood Energy O Fund, LLC and others as Sellers and Walter Oil & Gas Corporation and Gordy Oil Company as Buyers

[same as Exhibit E to the Agreement]

[End of Exhibit E]
[End of Assignment]

Exhibits: Page 68

Exhibit D

TREASURY REGULATION CERTIFICATE

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Walter Oil & Gas Corporation, a Texas corporation, and Gordy Oil Company, a Texas corporation (“Transferees”), that withholding of tax is not required upon the disposition, for U.S. federal tax purposes, of U.S. real property interests held separately by Ridgewood Energy O Fund, LLC; Ridgewood Energy S Fund, LLC; Ridgewood Energy T Fund, LLC; Ridgewood Energy V Fund, LLC; Ridgewood Energy W Fund, LLC; Ridgewood Energy A-1 Fund, LLC; and Ridgewood Energy B-1 Fund, LLC, each a Delaware limited liability company (each, a “Transferor”), each Transferor, for itself and not for any other Transferor, hereby certifies to Transferees, for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended, that:

1.       Transferor is not a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii);

2.       Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

3.       Each Transferor’s U.S. employer identification number is as follows:

Ridgewood Energy O Fund, LLC -	76-0774429
Ridgewood Energy S Fund, LLC -	20-4077773
Ridgewood Energy T Fund, LLC -	27-0141421
Ridgewood Energy V Fund, LLC -	20-5941122
Ridgewood Energy W Fund, LLC -	26-0225130
Ridgewood Energy A-1 Fund, LLC -	01-0921132
Ridgewood Energy B-1 Fund, LLC -	27-0406555

4.       Transferor’s principal mailing address is 14 Philips Parkway, Montvale, New Jersey 07645.

Each Transferor understands that this Treasury Regulation Certificate (this “Certificate”) may be disclosed to the Internal Revenue Service by Transferees and that any false statement contained herein could be punished by fine, imprisonment, or both. This Certificate may be validly executed and delivered by facsimile or other electronic transmission.

[Remainder of Page Left Intentionally Blank]

Exhibits: Page 69

Under penalty of perjury, I declare that I have examined the contents of this Certificate and to the best of my knowledge and belief it is true, correct, and complete.

Dated: August 10, 2018

TRANSFEROR:

Ridgewood Energy O Fund, LLC
Ridgewood Energy S Fund, LLC
Ridgewood Energy T Fund, LLC
Ridgewood Energy V Fund, LLC
Ridgewood Energy W Fund, LLC
Ridgewood Energy A-1 Fund, LLC
Ridgewood Energy B-1 Fund, LLC

By:	/s/ Daniel V. Gulino
Daniel V. Gulino, Secretary

[End of Exhibit D]

Exhibits: Page 70

Exhibit E

Retained Liabilities

1.       Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy A-1 Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 211, Instrument No. 1237605 of the conveyance records of Lafourche Parish, Louisiana.

2.       Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy A-1 Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 244, Instrument No. 11326439 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 146, File No. 2013-00002221 of the mortgage records of Plaquemines Parish, Louisiana.

3.       Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy B-1 Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 227, Instrument No. 1237606 of the conveyance records of Lafourche Parish, Louisiana.

4.       Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy B-1 Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 245, Instrument No. 11326440 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 175, File No. 2013-00002222 of the mortgage records of Plaquemines Parish, Louisiana.

5.       Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy O Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 243, Instrument No. 1237607 of the conveyance records of Lafourche Parish, Louisiana.

6.       Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy O Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 238, Instrument No. 11326433 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 619, Page 848, File No. 2013-00002215 of the mortgage records of Plaquemines Parish, Louisiana.

7.       Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy S Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 275, Instrument No. 1237609 of the conveyance records of Lafourche Parish, Louisiana.

Exhibits: Page 71

8.       Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy S Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 240, Instrument No. 11326435 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 30, File No. 2013-00002217 of the mortgage records of Plaquemines Parish, Louisiana.

9.       Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy T Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 291, Instrument No. 1237610 of the conveyance records of Lafourche Parish, Louisiana.

10.     Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy T Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 241, Instrument No. 11326436 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 88, File No. 2013-00002219 of the mortgage records of Plaquemines Parish, Louisiana.

11.     Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy V Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 307, Instrument No. 1237611 of the conveyance records of Lafourche Parish, Louisiana.

12.     Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy V Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 242, Instrument No. 11326437 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 117, File No. 2013-00002220 of the mortgage records of Plaquemines Parish, Louisiana.

13.     Conveyance of Overriding Royalty Interest dated March 21, 2017 from Ridgewood Energy W Fund, LLC to Rahr Energy Investments LLC, filed on April 20, 2017 with the BOEM and on April 10, 2017 at Conveyance Book 2067, Page 323, Instrument No. 1237612 of the conveyance records of Lafourche Parish, Louisiana.

14.     Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 23, 2013 by Ridgewood Energy W Fund to Rahr Energy Investments, LLC, filed on May 30, 2013 at Mortgage Book 4576, Page 243, Instrument No. 11326438 of the mortgage records of Jefferson Parish, Louisiana and on May 17, 2013 at Mortgage Book 620, Page 59, File No. 2013-00002218 of the mortgage records of Plaquemines Parish, Louisiana.

[End of Exhibit “E”]

Exhibits: Page 72

Schedule 2.01(j)

Consents

1.       the consent of Fieldwood Energy LLC (as successor in interest to Noble Energy, Inc.) with respect to the Noble Farmout Agreement.

[End of Schedule 2.01(j)]

Schedule 2.01(k)

Preferential Rights

1.       the preferential rights in favor of the parties to the Operating Agreement.

[End of Schedule 2.01(k)]

Schedule 2.01(l)

Lawsuits

1.       the lawsuit filed by Gulf Marine Fabricators, LP under Docket No. 62-910 in the 25th Judicial District Court for the Parish of Plaquemines, State of Louisiana.

[End of Schedule 2.01(l)]

[End of Agreement]

Schedules